1933 Act File No. 33-7805
                                                 1940 Act File No. 811-7675

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       X

   Pre-Effective Amendment No.          ..........

   Post-Effective Amendment No.    1    ..........       X
                                --- ---

                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

   Amendment No.    3    .........................       X
                     -

                         BATTERY PARK FUNDS, INC.

            (Exact Name of Registrant as Specified in Charter)

      Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779
                 (Address of Principal Executive Offices)

                              (412) 288-1900
                      (Registrant's Telephone Number)

                        John W. McGonigle, Esquire,
                        Federated Investors Tower,
                    Pittsburgh, Pennsylvania 15222-3779
                  (Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)

[X] immediately upon filing pursuant to paragraph (b)
[ ] on          pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ]this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

[.] filed the Notice required by that Rule on          ; or
[X] intends to file the Notice required by that Rule on or about on or about November 1997; or
[ ] during the most recent fiscal year did not sell any securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.


                           CROSS-REFERENCE SHEET
   This amendment to the Registration Statement of BATTERY PARK FUNDS, INC. which is comprised of two classes of shares: (1) Class A shares and
(2) Class Y shares, relates to both classes of shares and is comprised of the following:

PART A. INFORMATION REQUIRED IN A PROSPECTUS.

                                   Prospectus Heading
                                   (Rule 404(c) Cross Reference)

Item 1.   Cover Page...............(1-2) Cover Page.
Item 2.   Synopsis.................(1-2) Summary of Fund Expenses.
Item 3.   Condensed Financial
          Information..............(1-2) Financial Highlights; (1-2)
                                   Shareholder Reports; (1-2) Performance
                                   Data.
Item 4.   General Description of
          Registrant...............(1-2) The Fund; (1-2) The Investment
                                   Adviser; (1-2) Investment Objectives and
                                   Policies; (1-2) Other Investment
                                   Policies and Practices; (1-2) Investment
                                   Restrictions; (1-2) Risk Factors and
                                   Special Considerations (1-2) Additional
                                   Information; (1-2) Organization of the
                                   Fund.
Item 5.   Management of the Fund...(1-2) Management of the Fund; (1-2)
                                   Directors; (1-2) Management and Advisory
                                   Arrangements; (1-2) Transfer Agency
                                   Services.
Item 6.   Capital Stock and Other
          Securities...............(1-2) Shareholder Services; (1-2)
                                   Investment Account; (1-2) Reinvestment
                                   of Dividends and Capital Gains
                                   Distributions; (1-2) Retirement Plans;
                                   (1-2) Exchange Privilege.; (1-2) Taxes.
Item 7.   Purchase of Securities Being
          Offered..................(1-2) Purchase of Shares; (1) Class A
                                   Shares; (2) Class Y Shares; (1-2)
                                   Dividends and Distributions; (1-2)
                                   Determination of Net Asset Value.
Item 8.   Redemption or Repurchase.(1-2) Redemption of Shares.
Item 9.   Legal Proceedings........None.



PART B. INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION.

Item 10.  Cover Page............... (1-2) Cover Page.
Item 11.  Table of Contents........(1-2) Table of Contents.
Item 12.  General Information and
          History..................(1-2) General Information.
Item 13.  Investment Objectives and
          Policies.................(1-2 Investment Objectives and Policies;
                                   (1-2) Portfolio Transactions.
Item 14.  Management of the Fund...(1-2) Management of the Fund.
Item 15.  Control Persons and Principal
          Holders of Securities....(1-2) Fund Ownership.
Item 16.  Investment Advisory and Other
          Services.................(1-2) Management of the Fund.
Item 17.  Brokerage Allocation.....(1-2) Portfolio Transactions.
Item 18.  Capital Stock and Other
          Securities...............Not applicable.
Item 19.  Purchase, Redemption and
          Pricing of Securities Being
          Offered..................(1-2) Purchase of Shares; (1-2)
                                   Redemption of Shares; (1-2)
                                   Determination of Net Asset Value; (1-2)
                                   Shareholder Services.
Item 20.  Tax Status...............(1-2) Taxes.
Item 21.  Underwriters.............Not applicable.
Item 22.  Calculation of Performance
          Data.....................(1-2) Performance Data.
Item 23.  Financial Statements.....(1-2) Filed in Part A.








 A. Please insert the following "Financial Highlights" tables as page 4 and page 5 of the prospectus. In addition, please add the heading "Financial Highlights" to the Table of Contents page.

BATTERY PARKSM HIGH YIELD FUND
Financial Highlights--Class A Shares

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                 PERIOD
                                                 ENDED
                                                 (UNAUDITED)
                                                 MARCH 31,
                                                   1997(A)
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $10.00
------------------------------------------------------------
Income from investment operations
------------------------------------------------------------
Net investment income                                0.37
------------------------------------------------------------
Net realized and unrealized gain on investments      0.56
------------------------------------------------------------
Total from investment operations                     0.93
------------------------------------------------------------
Less distributions
------------------------------------------------------------
Distributions from net investment income            (0.37)
------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $10.56
------------------------------------------------------------
Total return (b)                                     9.37%
------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------
Expenses                                             1.25%*
------------------------------------------------------------
Net investment income                                8.38%*
------------------------------------------------------------
Expense waiver/reimbursement (c)                     2.80%*
------------------------------------------------------------
Supplemental Data
------------------------------------------------------------
Net assets, end of period (000 omitted)            $1,205
------------------------------------------------------------
Portfolio turnover                                     98%
------------------------------------------------------------


* Computed on an annualized basis.

(a) Reflects operations for the period from October 28, 1996 (date of initial public offering) to March 31, 1997.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)




BATTERY PARKSM HIGH YIELD FUND
Financial Highlights--Class Y Shares

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                 PERIOD
                                                 ENDED
                                                 (UNAUDITED)
                                                 MARCH 31,
                                                   1997(A)
------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $10.00
------------------------------------------------------------
Income from investment operations
------------------------------------------------------------
Net investment income                                 0.38
------------------------------------------------------------
Net realized and unrealized gain on investments       0.56
------------------------------------------------------------
Total from investment operations                      0.94
------------------------------------------------------------
Less distributions
------------------------------------------------------------
Distributions from net investment income             (0.38)
------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $10.56
------------------------------------------------------------
Total return (b)                                      9.48%
------------------------------------------------------------
Ratios to average net assets
------------------------------------------------------------
Expenses                                              1.00%*
------------------------------------------------------------
Net investment income                                 8.63%*
------------------------------------------------------------
Expense waiver/reimbursement (c)                      2.80%*
------------------------------------------------------------
Supplemental Data
------------------------------------------------------------
Net assets, end of period (000 omitted)            $10,971
------------------------------------------------------------
Portfolio turnover                                      98%
------------------------------------------------------------


* Computed on an annualized basis.

(a) Reflects operations for the period from October 28, 1996 (date of initial public investment) to March 31, 1997. For the period from September 19, 1996 (start of business) to October 27, 1996, the investment income was distributed to the Fund's Adviser.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)





 B. Please delete the section entitled "The Investment Adviser" which begins on page 4 of the prospectus and replace it with the following.

THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Fund's Investment Adviser is Nomura Corporate Research and Asset Management Inc. (the "Investment Adviser" or "NCRAM"). As of March 31, 1997, NCRAM managed in excess of $855 million in high yield bonds.

HISTORICAL INVESTMENT RESULTS OF THE INVESTMENT ADVISER. Set forth below is certain performance data provided by the Investment Adviser relating to investment results of a composite of all client accounts whose portfolios were managed by the Investment Adviser during a five year period commencing in 1991, which had the same investment objective as the Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those contemplated by the Fund (the "Advisory Accounts"). See "Investment Objective and Policies." Because of the similarities in investment strategies and techniques, the Investment Adviser believes that the Advisory Accounts are sufficiently comparable to the Fund to make performance data listed below relevant to investors in the Fund. The results presented (the "Total Return Composite") are not intended to predict or suggest the returns that will be experienced by the Fund or the return an investor will achieve by investing in the Fund. Different methods of determining performance from those described in the footnotes to the charts below may result in different performance figures. An investor should not rely on the following performance figures as an indication of future performance of either the Investment Adviser's separate Advisory Accounts or the Fund.

NCRAM HIGH YIELD                         TOTAL RETURN FIGURES
TOTAL RETURN COMPOSITE                   OCTOBER 1, 1991 TO MARCH 31, 1997
--------------------------------------------------------------------------
                                         AVERAGE TOTAL RETURN NET OF FEES
--------------------------------------------------------------------------
1991 (Fourth Quarter)                                  4.22%
--------------------------------------------------------------------------
1992                                                  18.70%
--------------------------------------------------------------------------
1993                                                  25.37%
--------------------------------------------------------------------------
1994                                                   8.39%
--------------------------------------------------------------------------
1995                                                  22.43%
--------------------------------------------------------------------------
1996                                                  19.59%
--------------------------------------------------------------------------
1997 (First Quarter)                                   1.83%
--------------------------------------------------------------------------
Annualized Total Return Since Inception               18.18%
--------------------------------------------------------------------------


Another way to consider the above schedule is as follows: $10,000 invested in an Advisory Account on October 1, 1991 which received a return based on the Total Return Composite would have grown to $25,066, including reinvestment of dividends, by March 31, 1997.

PERFORMANCE OF NCRAM HIGH YIELD TOTAL RETURN COMPOSITE VS. LIPPER HIGH YIELD FUND AVERAGE
------------------------------------------------------------------------------------------------------
[NET OF FEES]                    Q1              Q2              Q3              Q4             ANNUAL
------------------------------------------------------------------------------------------------------
1997
NCRAM                          +1.83%            N/A             N/A             N/A              N/A
Lipper*                        +0.77%            N/A             N/A             N/A              N/A
------------------------------------------------------------------------------------------------------
1996
NCRAM                          +2.43%          +2.69%          +6.73%          +6.52%          +19.59%
Lipper*                        +2.87%          +2.01%          +4.68%          +3.62%          +13.83%
------------------------------------------------------------------------------------------------------
1995
NCRAM                          +5.97%          +6.19%          +3.64%          +4.99%          +22.43%
Lipper*                        +4.49%          +5.26%          +3.13%          +2.96%          +16.79%
------------------------------------------------------------------------------------------------------
1994
NCRAM                          +3.60%          +1.22%          +0.51%          +2.83%           +8.39%
Lipper*                        -0.97%          -1.29%          -0.17%          -1.25%           -3.63%
------------------------------------------------------------------------------------------------------
1993
NCRAM                          +9.41%          +5.17%          +2.79%          +6.00%          +25.37%
Lipper*                        +6.73%          +4.63%          +1.88%          +4.58%          +18.88%
------------------------------------------------------------------------------------------------------
1992
NCRAM                          +5.45%          +2.98%          +7.29%          +1.89%          +18.70%
Lipper*                        +8.27%          +3.17%          +4.10%          +1.16%          +17.63%
------------------------------------------------------------------------------------------------------
1991
NCRAM                            N/A             N/A             N/A           +4.22%             N/A
Lipper*                          N/A             N/A             N/A           +5.05%             N/A
------------------------------------------------------------------------------------------------------

*Source: Lipper Analytical Services, Inc.

The indices above each represent past performance, are shown solely for comparative purposes and may not be indicative of future returns. Past performance is no guarantee of future results. Mutual funds, including the Fund and those funds comprising the Lipper High Yield Fund Average, typically are subject to portfolio management restrictions, investment limitations and diversification requirements imposed by the Investment Company Act and the Internal Revenue Code of 1986 that are not applicable to private accounts. The imposition of such restrictions may result in lower returns than reflected in the above table for the NCRAM High Yield Total Return Composite, as discussed in note 6, below. In particular, such funds are subject to limitations on their profits attributable to purchases and sales of shares held for less than three months. See "Investment Objective and Policies--Other Investment Policies and Practices--Portfolio Turnover."

NOTES TO INVESTMENT PERFORMANCE

The schedule on page 3 of this prospectus supplement represents the average investment results for the periods ending after October 1, 1991 for all clients whose portfolios were included in the Advisory Accounts managed by the Investment Adviser.

1. TYPES OF ACCOUNTS AND ELIGIBLE ACCOUNTS FOR COMPOSITE

The Total Return Composite contains accounts that are aggressively managed for a high level of current income and capital appreciation. Accounts in the Total Return
Composite invest primarily in fixed income securities of U.S. issuers which are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality. Investments in fixed income securities include cash pay securities, pay-in-kind and zero coupon notes, convertible debt securities and increasing rate and resettable notes. These investments include both new issues and issues traded in the secondary market.

New accounts are eligible for inclusion in the composite rate of return calculations upon completion of the first full quarter under management. Closed accounts are eligible for inclusion in the composite rate of return calculations through the completion of the last full quarter under management. All existing accounts under management are reevaluated for possible inclusion in the composite on a quarterly basis.

2. CALCULATION OF RATES OF RETURN

All rate of return calculations conform to standards established by the Association for Investment Management and Research. All accounts are valued monthly based on principal market values plus accrued income. Account returns are calculated monthly utilizing the modified Dietz methodology where security and cash flows are "day-weighted" during the month. All amounts are rounded to the nearest one-hundredth of one percent. Monthly returns are geometrically linked to determine quarterly returns.

3. COMPOSITE CHANGES AND OTHER MATTERS

No alteration of Total Return Composite as presented here has occurred at any time because of changes in personnel. The composition of the composite has been amended only where a change in the investment mandates of an account so dictates. Leverage has not been used in portfolios included in the Total Return Composite. An affiliated account which represents an average of approximately 7.58% of the total assets of the Total Return Composite (for the period October 1, 1992 through March 31, 1994) was a non-fee paying account. Due to a change of investment strategy, this account was removed from the Total Return Composite as of April 1, 1994.

There has been no linkage with simulated portfolios.

4. TOTAL RETURN COMPOSITE

During the term of its existence, the Total Return Composite comprised five or fewer separate accounts. As of March 31, 1997, assets in the Total Return Composite Accounts aggregated approximately $176 million (approximately 8.56% of the Investment Adviser's total assets under management). As of March 31, 1997, the Investment Adviser managed approximately $678 million of assets in a high yield mutual fund registered in Japan.

5. FEES

Fees range from .50% to 1% of assets under management.



6. LIPPER HIGH CURRENT YIELD FUND AVERAGE

The Lipper High Current Yield Fund Average (the "Index") is a published average total return net of fees figure for approximately 175 high current yield funds monitored by Lipper Analytical Services ("Lipper"). Lipper defines High Current Yield Funds as those that "aim at high (relative) current income from fixed income securities." The Index has no quality or maturity restrictions and the funds tend to invest in lower-grade debt securities. Typically, such funds have concentration, diversification, liquidity, portfolio turnover and distribution restrictions which may result in lower returns than aggressively traded accounts such as those in the Total Return Composite. The Index includes all high yield funds in existence for the current period reported, whereas historical averages are restated each quarter due to changes in the number of component funds and revisions for new funds, mergers, liquidations, etc.

 C. Please insert the following directly after the Class A shares offering price chart on page 18 of the prospectus.

Class A shares may be sold at net asset value to registered representatives and employees of broker-dealers that are parties to dealer agreements with the Distributor. Class A shares may also be purchased without sales charges by investors who participate in certain broker-dealer wrap fee investment programs.

Class A shares of the Fund may be sold at net asset value without any sales charge under a NAV Transfer Program. To qualify for the NAV Transfer Program, an investor must provide adequate proof that within 90 days prior to the purchase of Class A shares of the Fund an investor redeemed shares from a load or no-load mutual fund other than the Fund or any money market fund. To provide adequate proof, an investor must complete a qualification form and provide a statement showing the value liquidated from the other mutual fund.

From October 10, 1996 through December 31, 1996, Class A shares of the Fund were sold at net asset value, without a front-end sales charge (the "Special Offer"). Class A shares purchased pursuant to this Special Offer that are redeemed within one year of purchase, however, will be subject to a contingent deferred sales charge, which will be paid to the Distributor, of 1.0% of the amount invested or the proceeds of redemption, whichever is less.



THE FOLLOWING SUMMARY OF FUND EXPENSES RELATES TO CLASS A SHARES PURCHASED DURING THE SPECIAL OFFER DESCRIBED ON THE PREVIOUS PAGE:

SUMMARY OF FUND EXPENSES

                                                                    CLASS A(1)
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage of offer-
ing price)                                                             None(2)
-------------------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested Dividends (as a percent-
age of offering price)                                                 None
-------------------------------------------------------------------------------
Contingent Deferred Sales Charge (as a percentage of original pur-
chase price or redemption
proceeds, as applicable)                                               1.00%(3)
-------------------------------------------------------------------------------
Redemption Fees (as a percentage of amount redeemed, if applica-
ble)                                                                   None
-------------------------------------------------------------------------------
Exchange Fee                                                           None
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (4)
(AS A PERCENTAGE OF PROJECTED AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
Management Fees (after waiver)(5)                                      0.37%
-------------------------------------------------------------------------------
Rule 12b-1 Fees                                                        0.25%
-------------------------------------------------------------------------------
Total Other Expenses                                                   0.63%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses (6)                               1.25%
-------------------------------------------------------------------------------


(1) Class A shares of the Fund held in accounts of financial planners or individuals will convert to Class Y shares when the aggregate value of the Class A shares in such account reaches $1 million or more. See "Purchase of Shares--Class A Shares--Conversion of Class A Shares to Class Y Shares."

(2) During the Special Offer, Class A shares were sold at the net asset value, without a front-end sales charge.

(3) Class A shares purchased pursuant to the Special Offer that are redeemed within one year of purchase will be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge, which will be paid to the Distributor, will be 1.00% of the amount invested or the proceeds of redemption, whichever is less.

(4) Annual Fund Operating Expenses are estimated based on average expenses expected to be incurred during the fiscal year ending September 30, 1997. During the course of this period, expenses may be more or less than the average amount shown.

(5) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.65%.

(6) Total Annual Fund Operating Expenses for the Class A shares are estimated to be 1.53% absent the voluntary waiver of management fees.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Purchase of Shares."


EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge, if applicable.

         CLASS A
----------------
1 Year     $23
----------------
1 Year+    $13
----------------
3 Years    $40
----------------


+Reflects expenses on the same investment, assuming no redemption.

The above example should not be considered a representation of past or future performance. Actual expenses may be greater or less than those shown. This example is based on estimated data for the Fund's fiscal year ending September 30, 1997.

 D. Please insert the following as the second paragraph of the section entitled "Redemption of Shares" on page 21 of the prospectus.

Class A shares purchased between October 10, 1996 and December 31, 1996 are subject to a contingent deferred sales charge if redeemed within one year. See "Purchase of Shares--Class A Shares."

 E. Please insert the following as the third paragraph of the sub-section entitled "Organization of the Fund" which begins on page 28 of the prospectus.

As of April 14, 1997, Nomura Holding America Inc. ("NHA"), New York, New York, owned 98.95% of the Class Y shares of the Fund, comprising 89.70% of the total common stock of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.



 F. Please insert the following Financial Statements after the subsection entitled "Shareholder Reports" and before Appendix A. In addition, please add the heading "Financial
    Statements" to the Table of Contents page after the heading
    "Shareholder Reports."

BATTERY PARKSM HIGH YIELD FUND
Portfolio of Investments
March 31, 1997 (unaudited)

 PRINCIPAL
  AMOUNT                                                           VALUE
---------------------------------------------------------------------------
 CORPORATE BONDS--91.5%
---------------------------------------------------------------------------
           AEROSPACE & DEFENSE--4.2%
---------------------------------------------------------------------------
 $500,000  Newport News Shipping, 9.25%, 12/1/2006              $   512,500
---------------------------------------------------------------------------
           AUTOMOTIVE--6.4%
---------------------------------------------------------------------------
  500,000  Blue Bird Body Co., 10.75%, 11/15/2006                   525,000
---------------------------------------------------------------------------
  250,000  LDM Technologies, Inc., 10.75%, 1/15/2007                256,250
---------------------------------------------------------------------------
            Total                                                   781,250
---------------------------------------------------------------------------
           BROADCAST RADIO & TV--7.8%
---------------------------------------------------------------------------
  500,000  Katz Media Corp., 10.50%, 1/15/2007                      505,000
---------------------------------------------------------------------------
  450,000  Sinclair Broadcast Group, Inc., 10.00%, 12/15/2003       449,438
---------------------------------------------------------------------------
            Total                                                   954,438
---------------------------------------------------------------------------
           BUSINESS EQUIPMENT & SERVICES--3.5%
---------------------------------------------------------------------------
  400,000  Unisys Corp., 11.75%, 10/15/2004                         424,000
---------------------------------------------------------------------------
           CHEMICAL--3.9%
---------------------------------------------------------------------------
  450,000  Sterling Chemicals, Inc., 11.75%, 8/15/2006              475,875
---------------------------------------------------------------------------
           CONTAINERS--4.2%
---------------------------------------------------------------------------
  500,000  Plastic Containers, Inc., 10.00%, 12/15/2006             512,500
---------------------------------------------------------------------------
           ELECTRONICS--4.2%
---------------------------------------------------------------------------
  500,000  Fairchild Semiconductor Corp., 10.125%, 3/15/2007        506,250
---------------------------------------------------------------------------
           FOOD PRODUCTS--4.2%
---------------------------------------------------------------------------
  500,000  CFP Holdings, Inc., 11.625%, 1/15/2004                   512,500
---------------------------------------------------------------------------
           HEALTHCARE--6.4%
---------------------------------------------------------------------------
  500,000  IMED Corp., 9.75%, 12/1/2006                             511,250
---------------------------------------------------------------------------
  250,000  Quest Diagnostic Inc., 10.75%, 12/15/2006                261,874
---------------------------------------------------------------------------
            Total                                                   773,124
---------------------------------------------------------------------------
           HOTELS/CASINOS--4.1%
---------------------------------------------------------------------------
  500,000  Grand Casinos, Inc., 10.125%, 12/1/2003                  502,500
---------------------------------------------------------------------------
           NON-FERROUS METALS--3.3%
---------------------------------------------------------------------------
  400,000  Westmin Resources Ltd., 11.00%, 3/15/2007                397,000
---------------------------------------------------------------------------
           OIL & GAS--4.3%
---------------------------------------------------------------------------
  500,000  Abraxas Petroleum Corp., 11.50%, 11/1/2004               525,000
---------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                               VALUE
-------------------------------------------------------------------------------
 CORPORATE BONDS--CONTINUED
-------------------------------------------------------------------------------
           PUBLISHING--2.0%
-------------------------------------------------------------------------------
 $250,000  Hollinger International Publishing, Inc., 9.25%,
           3/15/2007                                                $   245,000
-------------------------------------------------------------------------------
           RETAILER--3.6%
-------------------------------------------------------------------------------
  500,000  K Mart Corp., 7.75%, 10/1/2012                               443,750
-------------------------------------------------------------------------------
           STEEL--8.1%
-------------------------------------------------------------------------------
  500,000  Acindar Industria Argentina de Aceros S.A., 11.25%,
           2/15/2004                                                    507,505
-------------------------------------------------------------------------------
  450,000  GS Technologies Operating Co., Inc., 12.25%, 10/1/2005       478,125
-------------------------------------------------------------------------------
            Total                                                       985,630
-------------------------------------------------------------------------------
           TELECOMMUNICATIONS--15.0%
-------------------------------------------------------------------------------
  500,000  ESAT Holdings Ltd., 0/12.50%, 2/1/2007                       282,500
-------------------------------------------------------------------------------
  500,000  Globalstar LP/ Capital, 11.375%, 2/15/2004                   490,000
-------------------------------------------------------------------------------
  500,000  McLeod, Inc., 0/10.50%, 3/1/2007                             277,500
-------------------------------------------------------------------------------
  250,000  Sprint PCS, 11.00%, 8/15/2006                                265,000
-------------------------------------------------------------------------------
  750,000  Teleport Communications Group, Inc., 0/11.125%,
           7/1/2007                                                     506,250
-------------------------------------------------------------------------------
            Total                                                     1,821,250
-------------------------------------------------------------------------------
           TEXTILES--2.1%
-------------------------------------------------------------------------------
  250,000  William Carter Co., 10.375%, 12/1/2006                       253,750
-------------------------------------------------------------------------------
           TRANSPORTATION--4.2%
-------------------------------------------------------------------------------
  500,000  Atlantic Express Transportation Corp., 10.75%,
           2/1/2004                                                     513,750
-------------------------------------------------------------------------------
            TOTAL CORPORATE BONDS (IDENTIFIED COST $10,894,950)      11,140,067
-------------------------------------------------------------------------------
 (A) REPURCHASE AGREEMENT--6.7%
-------------------------------------------------------------------------------
  821,644  Merrill Lynch, Pierce, Fenner and Smith, Inc. 5.25%,
           dated 3/31/1997, due 4/3/1997 (at amortized cost)            821,644
-------------------------------------------------------------------------------
            TOTAL INVESTMENTS (IDENTIFIED COST $11,716,594)(B)      $11,961,711
-------------------------------------------------------------------------------


(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.
(b) The cost of investments for federal tax purposes amounts to $11,716,594. The net unrealized appreciation of investments on a federal tax basis amounts to $245,117 which is comprised of $286,431 appreciation and $41,314 depreciation at March 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($12,176,588) at March 31, 1997.

The following acronym is used throughout this portfolio:
LP--Limited Partnership

(See Notes which are an integral part of the Financial Statements)


BATTERY PARKSM HIGH YIELD FUND
Statement of Assets and Liabilities
March 31, 1997 (unaudited)

ASSETS:
---------------------------------------------------
Total investments in securities, at
 value (identified and tax cost
 $11,716,594)                           $11,961,711
---------------------------------------------------
Cash                                         22,383
---------------------------------------------------
Income receivable                           285,796
---------------------------------------------------
Receivable for shares sold                   49,669
---------------------------------------------------
  Total assets                           12,319,559
---------------------------------------------------
LIABILITIES:
---------------------------------------------------
Income distribution payable     $95,537
---------------------------------------------------
Accrued expenses                 47,434
---------------------------------------------------
  Total liabilities                         142,971
---------------------------------------------------
Net Assets for 1,153,493 shares
 outstanding                            $12,176,588
---------------------------------------------------
NET ASSETS CONSIST OF:
---------------------------------------------------
Paid in capital                         $11,622,795
---------------------------------------------------
Net unrealized appreciation of
 investments                                245,117
---------------------------------------------------
Accumulated net realized gain on
 investments                                308,676
---------------------------------------------------
  Total Net Assets                      $12,176,588
---------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------------
CLASS A SHARES:
---------------------------------------------------
Net Asset Value Per Share ($1,205,447 /
 114,196 shares outstanding)                 $10.56
---------------------------------------------------
Offering Price Per Share (100/95.50 of
 $10.56)*                                    $11.06
---------------------------------------------------
Redemption Proceeds Per Share                $10.56
---------------------------------------------------
CLASS Y SHARES:
---------------------------------------------------
$10,971,141 / 1,039,297 shares
 outstanding                                 $10.56
---------------------------------------------------


 *See "Purchase of Shares--Class A Shares" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)



BATTERY PARKSM HIGH YIELD FUND
Statement of Operations

For the Period from September 19, 1996 (Start of Business) through March 31, 1997 (unaudited)

INVESTMENT INCOME:
--------------------------------------------------------------------------
Interest                                                          $458,452
--------------------------------------------------------------------------
EXPENSES:
--------------------------------------------------------------------------
Investment advisory fee                                $  30,873
--------------------------------------------------------------------------
Administrative personnel and services fee                 21,096
--------------------------------------------------------------------------
Custodian fees                                             2,736
--------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and
 expenses                                                 25,546
--------------------------------------------------------------------------
Directors'/Trustees' fees                                 13,709
--------------------------------------------------------------------------
Legal fees                                                18,278
--------------------------------------------------------------------------
Portfolio accounting fees                                 27,603
--------------------------------------------------------------------------
Distribution services fee--Class A shares                    515
--------------------------------------------------------------------------
Share registration costs                                  24,659
--------------------------------------------------------------------------
Printing and postage                                       5,002
--------------------------------------------------------------------------
Insurance premiums                                         1,371
--------------------------------------------------------------------------
Taxes                                                      2,091
--------------------------------------------------------------------------
Miscellaneous                                              7,715
--------------------------------------------------------------------------
  Total expenses                                         181,194
--------------------------------------------------------------------------
Waivers and reimbursements--
--------------------------------------------------------------------------
 Waiver of investment advisory fee          $ (30,873)
--------------------------------------------------------------------------
 Reimbursement of other operating expenses   (102,310)
--------------------------------------------------------------------------
  Total waivers and reimbursements                      (133,183)
--------------------------------------------------------------------------
    Net expenses                                                    48,011
--------------------------------------------------------------------------
      Net investment income                                        410,441
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
--------------------------------------------------------------------------
Net realized gain on investments                                   308,676
--------------------------------------------------------------------------
Net change in unrealized appreciation of investments               245,117
--------------------------------------------------------------------------
  Net realized and unrealized gain on investments                  553,793
--------------------------------------------------------------------------
    Change in net assets resulting from operations                $964,234
--------------------------------------------------------------------------


(See Notes which are an integral part of the Financial Statements)



BATTERY PARKSM HIGH YIELD FUND
Statement of Changes in Net Assets

                                                                PERIOD
                                                                ENDED
                                                                (UNAUDITED)
                                                                MARCH 31,
                                                                  1997(A)
----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------------------------
OPERATIONS--
----------------------------------------------------------------------------
Net investment income                                           $   410,441
----------------------------------------------------------------------------
Net realized gain (loss) on investments ($308,676, as computed
 for federal tax purposes)                                          308,676
----------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                245,117
----------------------------------------------------------------------------
  Change in net assets resulting from operations                    964,234
----------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS--
----------------------------------------------------------------------------
Distributions from net investment income
----------------------------------------------------------------------------
 Class A Shares                                                     (18,463)
----------------------------------------------------------------------------
 Class Y Shares                                                    (391,978)
----------------------------------------------------------------------------
  Change in net assets resulting from distributions to
 shareholders                                                      (410,441)
----------------------------------------------------------------------------
SHARE TRANSACTIONS--
----------------------------------------------------------------------------
Proceeds from sale of shares                                     11,242,140
----------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
 distributions declared                                             314,443
----------------------------------------------------------------------------
Cost of shares redeemed                                             (33,888)
----------------------------------------------------------------------------
  Change in net assets resulting from share transactions         11,522,695
----------------------------------------------------------------------------
    Change in net assets                                         12,076,488
----------------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------------
Beginning of period                                                 100,100
----------------------------------------------------------------------------
End of period                                                   $12,176,588
----------------------------------------------------------------------------


(a) For the period from September 19, 1996 (start of business) to March 31,
    1997.

(See Notes which are an integral part of the Financial Statements)



BATTERY PARKSM HIGH YIELD FUND
Notes to Financial Statements
March 31, 1997 (unaudited)

1. ORGANIZATION

Battery Park Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-ended management investment company. The Company consists of one portfolio. The financial statements included herein are only those of Battery Park High Yield Fund (the "Fund"), a diversified portfolio. The Fund offers two classes of shares: Class A shares and Class Y shares. The Fund's investment objective is to provide shareholders with high total return, consisting of current income and capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS. U.S. government securities, listed corporate bonds, (other fixed income and asset-backed securities), unlisted and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

REPURCHASE AGREEMENTS. It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS. Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code of 1986, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

FEDERAL TAXES. It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for Federal income taxes are necessary.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER. Investment transactions are accounted for on the trade date.

3. CAPITAL STOCK

At March 31, 1997, the Fund has authorized capital of 200,000,000 shares of common stock, par value $0.001 per share, initially classified as one series, namely the Fund, consisting of two classes as follows:

                CAPITAL STOCK
CLASS NAME      CLASSIFIED
-----------------------------
Class A shares   25,000,000
-----------------------------
Class Y shares   25,000,000
-----------------------------


The remainder of 150,000,000 shares are not classified as to any class or series. Transactions in capital stock were as follows:

                                                           PERIOD ENDED
                                                           MARCH 31, 1997(A)
-------------------------------------------------------------------------------
CLASS A SHARES                                             SHARES     AMOUNT
-------------------------------------------------------------------------------
Shares sold                                                116,621  $1,237,990
-------------------------------------------------------------------------------
Shares issued to shareholders in payment of distributions
 declared                                                      808       8,676
-------------------------------------------------------------------------------
Shares redeemed                                             (3,243)    (33,888)
-------------------------------------------------------------------------------
 Net change resulting from Class A shares transactions     114,186  $1,212,778
-------------------------------------------------------------------------------


(a) For the period from October 28, 1996 (date of initial public offering) to March 31, 1997.

                                                        PERIOD ENDED
                                                        MARCH 31, 1997(B)
-----------------------------------------------------------------------------
CLASS Y SHARES                                           SHARES     AMOUNT
-----------------------------------------------------------------------------
Shares sold                                             1,000,400 $10,004,150
-----------------------------------------------------------------------------
Shares issued to shareholders in payment of
 distributions declared                                    28,897     305,767
-----------------------------------------------------------------------------
Shares redeemed                                                --          --
-----------------------------------------------------------------------------
 Net change resulting from Class Y shares transactions  1,029,297 $10,309,917
-----------------------------------------------------------------------------
 Net change resulting from Class A shares and Class Y
 shares transactions                                    1,143,483 $11,522,695
-----------------------------------------------------------------------------


(b) For the period from October 28, 1996 (date of initial public investment) to March 31, 1997.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE. Nomura Corporate Research and Asset Management Inc., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.65% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE. Federated Services Company ("FServ") provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate net assets of the Company for the period.

DISTRIBUTION SERVICES FEE. The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Nomura Securities International, Inc., the (the "distributor") of the Fund's shares, from the net assets of the Fund's Class A shares to finance activities intended to result in the sale of the Fund's Class A shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of Class A shares annually to compensate the distributor. The distributor may voluntarily choose to waive any portion of its fee. The distributor can modify or terminate any such voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES AGREEMENT. The Fund also may enter into a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC") under which the Fund may make additional payments up to 0.25% of the average daily net asset value of Class A shares to obtain certain personal services for certain shareholders and the maintenance of certain shareholder accounts. Under this Shareholder Services Agreement, FSSC would either perform shareholder service directly or will select financial institutions to perform shareholder services, and financial institutions would receive fees based upon Class A shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees would be paid will be determined from time to time by the Fund and FSSC. The Fund has no current intention to enter into any Shareholder Services Agreement.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES. FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES. FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES. Organizational and/or start-up administrative service expenses of $212,000 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational and/or start-up administrative expenses during the five year period following effective date. For the period ended March 31, 1997, the Fund paid $5,889 pursuant to this agreement.

GENERAL. Certain of the Officers of the Company are Officers and Directors or Trustees of FServ and/or FSSC.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended March 31, 1997, were as follows:

----------------------
PURCHASES  $20,055,988
----------------------
SALES      $ 9,507,281
----------------------




Directors                        Officers
--------------------------------------------------------------------------------

Michael A. Berman                Robert Levine

                                    Chairman and President
John Fitting, Jr.
                                  Richard A. Buch
Francis L. Fraenkel
                                    Vice President
Robert Levine
                                  Lance B. Fraser
Frank K. Reilly
                                       Treasurer

                                     C. Christine Thomson

                                       Assistant Treasurer

                                     Deborah A. Montick

                                       Secretary

                                     Gail Cagney

                                       Assistant Secretary

Mutual funds are not obligations of or insured by any bank nor are they insured by the federal government or any of its agencies.
Investment in these shares involves risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its investment objective and policies, management fees, expenses and other information.




NOMURA SECURITIES
INTERNATIONAL, INC.
Distributor
2 World Financial Center
Building B, 25th Floor
New York, NY 10281-1198

Cusip 07132Q108
Cusip 07132Q207
G02047-01 (4/97)


[LOGO]
BATTERY PARK /SM/
HIGH YIELD FUND

SEMI-ANNUAL REPORT
AND SUPPLEMENT TO
PROSPECTUS DATED
OCTOBER 10, 1996

APRIL 30, 1997

NOMURA CORPORATE RESEARCH
AND ASSET MANAGEMENT INC.
2 World Financial Center
Building B, 25th Floor
New York, NY 10281-1198




[LOGO OF BATTERY PARK]               BATTERY PARK(SM)
                                     HIGH YIELD FUND


                                     PROSPECTUS DATED OCTOBER 10, 1996
--------------------------------------------------------------------------------

ABOUT THE FUND. Battery Park(SM) High Yield Fund (the "Fund") is the only existing series of Battery Park Funds, Inc., a newly organized, diversified, open-end series-type investment company. The Fund's investment objective is to provide shareholders with high total return, consisting of current income and capital appreciation. The Fund attempts to achieve its objective by investing principally in fixed income securities of U.S. companies which are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality. See "Investment Objective and Policies." No assurance can be given that the Fund's investment objective will be realized.

The Fund's Investment Adviser is Nomura Corporate Research and Asset Management Inc.

RISK FACTORS. The Fund may invest up to 100% of its assets in lower rated or unrated securities (commonly referred to as "junk bonds"). Investment in junk bonds involves special considerations and certain risks, including risks of default and price volatility, and such securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investors should consider these risks carefully before investing. See "Risk Factors and Special Considerations" and "Appendix A-- Ratings of High Yield Debt Securities."

PURCHASING SHARES. The Fund offers two classes of shares with different fees and other features. Shares may be purchased from securities dealers which have entered into selected dealer agreements with Nomura Securities International, Inc. ("NSI" or the "Distributor"), 2 World Financial Center, Building B, New York, New York 10281. The minimum initial purchase for Class A shares is $1,000 and the minimum subsequent purchase is $100. The minimum initial purchase for Class Y shares is $1 million. See "Purchase of Shares."

ABOUT THIS PROSPECTUS. This Prospectus is a concise statement of information about the Fund that a prospective investor should know before investing in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund dated October 10, 1996 (the "Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is available, without charge, by calling the Transfer Agent toll-free at 1-888-254-2874 or writing to the Transfer Agent at its address on the back cover of the Prospectus. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
TABLE OF CONTENTS


Summary of Fund Expenses....................................................   3
The Fund....................................................................   4
The Investment Adviser......................................................   4
Investment Objective and Policies...........................................   8
 Other Investment Policies and Practices....................................   9
 Investment Restrictions....................................................  12
Risk Factors and Special Considerations.....................................  13
Management of the Fund......................................................  15
 Directors..................................................................  15
 Management and Advisory Arrangements.......................................  15
 Transfer Agency Services...................................................  16
Purchase of Shares..........................................................  16
 Class A Shares.............................................................  18
 Class Y Shares.............................................................  20
Redemption of Shares........................................................  21
Shareholder Services........................................................  22
 Investment Account.........................................................  22
 Reinvestment of Dividends and Capital Gains Distributions..................  22
 Retirement Plans...........................................................  22
 Exchange Privilege.........................................................  23
Taxes.......................................................................  23
Performance Data............................................................  25
Portfolio Transactions......................................................  26
Additional Information......................................................  27
 Dividends and Distributions................................................  27
 Determination of Net Asset Value...........................................  28
 Organization of the Fund...................................................  28
 Shareholder Inquiries......................................................  29
 Shareholder Reports........................................................  29
Appendix A--Ratings of High Yield Debt Securities........................... A-1
Appendix B--Hedging Techniques.............................................. B-1




SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------



                                                          CLASS A    CLASS Y(1)
-------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases (as a percentage
 of offering price)                                         4.50%(2)    None
-------------------------------------------------------------------------------
Maximum Sales Load Imposed on Reinvested Dividend (as a
 percentage of offering price)                              None        None
-------------------------------------------------------------------------------
Deferred Sales Load (as a percentage of original
purchase price or redemption proceeds,
as applicable)                                              None        None
-------------------------------------------------------------------------------
Redemption Fees (as a percentage of amount redeemed, if
 applicable)                                                None        None
-------------------------------------------------------------------------------
Exchange Fee                                                None        None
-------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)
(AS A PERCENTAGE OF PROJECTED AVERAGE NET ASSETS)
-------------------------------------------------------------------------------
Management Fees (after waiver)(4)                           0.37%       0.37%
-------------------------------------------------------------------------------
Rule 12b-1 Fees                                             0.25%       None
-------------------------------------------------------------------------------
Total Other Expenses                                        0.63%       0.63%
-------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(5)                     1.25%       1.00%
-------------------------------------------------------------------------------


(1) Class Y shares are sold only to certain specified investors. See "Purchase of Shares--Class Y Shares."

(2) Class A shares of the Fund held in accounts of financial planners or individuals will convert to Class Y shares when the aggregate value of the Class A shares in such account reaches $1 million or more. See "Purchase of Shares--Class A Shares-- Conversion of Class A Shares to Class Y Shares."

(3) Annual Fund Operating Expenses are estimated based on average expenses expected to be incurred during the fiscal year ending September 30, 1997. During the course of this period, expenses may be more or less than the average amount shown.

(4) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee by the investment adviser. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.65%.
(5) Total Annual Fund Operating Expenses for the Class A and Class Y Shares are estimated to be 1.53% and 1.28% respectively, absent the voluntary waiver of management fees.

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Purchase of Shares."

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) payment of the maximum sales charge, if applicable. The Fund charges no redemption fees.


         CLASS A  CLASS Y
-------------------------
1 Year     $57      $10
-------------------------
3 Years    $83      $32
-------------------------



The above example should not be considered a representation of past or future performance. Actual expenses may be greater or less than those shown. This example is based on estimated data for the Fund's fiscal year ending September 30, 1997.



THE FUND
--------------------------------------------------------------------------------

Battery Park(SM) High Yield Fund (the "Fund") is a diversified, open-end investment company. The Fund is the only existing series of Battery Park Funds, Inc. (the "Company"), a newly organized series-type investment company that was incorporated under the laws of the State of Maryland on June 4, 1996, and is registered under the Investment Company Act of 1940 (the "Investment Company Act"). The Fund's principal office is located at 2 World Financial Center, Building B, New York, New York 10281-1198 and its telephone number is (212) 667-9300. The Fund's investment objective is to provide shareholders with high total return, consisting of current income and capital appreciation. The Fund attempts to achieve its objective by investing principally in fixed income securities of U.S. companies which are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality. There can be no assurance that the Fund's investment objective will be realized. See "Investment Objective and Policies."

Investment in lower rated or unrated securities (commonly referred to as "junk bonds") involves special considerations and certain risks, including risks of failure to pay interest and principal, default and price volatility. Investors should carefully consider these risks before investing. See "Risk Factors and Special Considerations."

THE INVESTMENT ADVISER
--------------------------------------------------------------------------------

The Fund's Investment Adviser is Nomura Corporate Research and Asset Management Inc. (the "Investment Adviser" or "NCRAM"). As of September 30, 1996, NCRAM managed in excess of $1.0 billion in high yield bonds.

HISTORICAL INVESTMENT RESULTS OF THE INVESTMENT ADVISER. Set forth below is certain performance data provided by the Investment Adviser relating to investment results of a composite of all client accounts whose portfolios were managed by the Investment Adviser during a five year period commencing in 1991, which had the same investment objective as the Fund and were managed using substantially similar, though not necessarily identical, investment strategies and techniques as those contemplated by the Fund (the "Advisory Accounts"). See "Investment Objective and Policies." Because of the similarities in investment strategies and techniques, the Investment Adviser believes that the Advisory Accounts are sufficiently comparable to the Fund to make performance data listed below relevant to investors in the Fund. The results presented (the "Total Return Composite") are not intended to predict or suggest the returns that will be experienced by the Fund or the return an investor will achieve by investing in the Fund. Different methods of determining performance from those described in the footnotes to the charts below may result in different performance figures. An investor should not rely on the following performance figures as an indication of future performance of either the Investment Adviser's separate Advisory Accounts or the Fund.

NCRAM HIGH YIELD                         TOTAL RETURN FIGURES
TOTAL RETURN COMPOSITE                   OCTOBER 1, 1991 TO SEPTEMBER 30, 1996
------------------------------------------------------------------------------

                                           AVERAGE TOTAL RETURN NET OF FEES
------------------------------------------------------------------------------
1991 (Fourth Quarter)                                    4.22%
------------------------------------------------------------------------------
1992                                                     18.70%
------------------------------------------------------------------------------
1993                                                     25.37%
------------------------------------------------------------------------------
1994                                                     8.39%
------------------------------------------------------------------------------
1995                                                     22.43%
------------------------------------------------------------------------------
1996 (First through Third Quarter)                       12.27%
------------------------------------------------------------------------------
Annualized Total Return Since Inception                  18.24%
------------------------------------------------------------------------------



Another way to consider the above schedule is as follows: $10,000 invested in an Advisory Account on October 1, 1991 which received a return based on the Total Return Composite would have grown to $23,109, including reinvestment of dividends, by September 30, 1996.

PERFORMANCE OF NCRAM HIGH YIELD TOTAL RETURN COMPOSITE VS. LIPPER HIGH YIELD FUND AVERAGE
------------------------------------------------------------------------------------------------------
[NET OF FEES]                    Q1              Q2              Q3              Q4             ANNUAL
------------------------------------------------------------------------------------------------------
1996
NCRAM                          +2.43%          +2.69           +6.73             N/A              N/A
Lipper*                        +2.82%          +2.03           +4.66             N/A              N/A
------------------------------------------------------------------------------------------------------
1995
NCRAM                          +5.97%          +6.19%          +3.64%          +4.99%          +22.43%
Lipper*                        +4.37%          +5.28%          +3.13%          +2.95%          +16.66%
------------------------------------------------------------------------------------------------------
1994
NCRAM                          +3.60%          +1.22%          +0.51%          +2.83%           +8.39%
Lipper*                        -1.10%          -1.37%          -0.13%          -1.32%           -3.87%
------------------------------------------------------------------------------------------------------
1993
NCRAM                          +9.41%          +5.17%          +2.79%          +6.00%          +25.37%
Lipper*                        +6.71%          +4.74%          +2.04%          +4.43%          +19.10%
------------------------------------------------------------------------------------------------------
1992
NCRAM                          +5.45%          +2.98%          +7.29%          +1.89%          +18.70%
Lipper*                        +8.03%          +3.21%          +4.11%          +1.11%          +17.37%
------------------------------------------------------------------------------------------------------
1991
NCRAM                            N/A             N/A             N/A           +4.22%             N/A
Lipper*                          N/A             N/A             N/A           +5.04%             N/A
------------------------------------------------------------------------------------------------------


*Source: Lipper Analytical Services, Inc.

The indices above each represent past performance, are shown solely for comparative purposes and may not be indicative of future returns. Past performance is no guarantee of future results. Mutual funds, including the Fund and those funds comprising the Lipper High Yield Fund Average, typically are subject to portfolio management restrictions, investment limitations and diversification requirements imposed by the Investment Company Act and the Internal Revenue Code of 1986 that are not applicable to private accounts. The imposition of such restrictions may result in lower returns than reflected in the above table for the NCRAM High Yield Total Return Composite, as discussed in note 6, below. In particular, such funds are subject to limitations on their profits attributable to purchases and sales of shares held for less than three months. See "Investment Objective and Policies--Other Investment Policies and Practices--Portfolio Turnover."

NOTES TO INVESTMENT PERFORMANCE

The schedule on page 6 represents the average investment results for the periods ending after October 1, 1991 for all clients whose portfolios were included in the Advisory Accounts managed by the Investment Adviser.

1. TYPES OF ACCOUNTS AND ELIGIBLE ACCOUNTS FOR COMPOSITE

The Total Return Composite contains accounts that are aggressively managed for a high level of current income and capital appreciation. Accounts in the Total Return Composite invest primarily in fixed income securities of U.S. issuers which are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality. Investments in fixed income securities include cash pay securities, pay-in-kind and zero coupon notes, convertible debt securities and increasing rate and resettable notes. These investments include both new issues and issues traded in the secondary market.

New accounts are eligible for inclusion in the composite rate of return calculations upon completion of the first full quarter under management. Closed accounts are eligible for inclusion in the composite rate of return calculations through the completion of the last full quarter under management. All existing accounts under management are reevaluated for possible inclusion in the composite on a quarterly basis.

2. CALCULATION OF RATES OF RETURN

All rate of return calculations conform to standards established by the Association for Investment Management and Research. All accounts are valued monthly based on principal market values plus accrued income. Account returns are calculated monthly utilizing the modified Dietz methodology where security and cash flows are "day-weighted" during the month. All amounts are rounded to the nearest one-hundredth of one percent. Monthly returns are geometrically linked to determine quarterly returns.

3. COMPOSITE CHANGES AND OTHER MATTERS

No alteration of Total Return Composite as presented here has occurred at any time because of changes in personnel. The composition of the composite has been amended only where a change in the investment mandates of an account so dictates. Leverage has not been used in portfolios included in the Total Return Composite. An affiliated account which represents an average of approximately 7.58% of the total assets of the Total Return Composite (for the period October 1, 1992 through March 31, 1994) was a non-fee paying account. Due to a change of investment strategy, this account was removed from the Total Return Composite as of April 1, 1994.

There has been no linkage with simulated portfolios.

4. TOTAL RETURN COMPOSITE

During the term of its existence, the Total Return Composite comprised five or fewer separate accounts. As of September 30, 1996, assets in the Total Return Composite Accounts aggregated approximately $112 million (approximately 7.21% of the Investment Adviser's total assets under management). As of September 30, 1996, the Investment Adviser also managed approximately $400 million of assets in portfolios comprised of collateralized bond obligations ("CBOs") and approximately $625 million of assets in a high yield mutual fund registered in Japan.

5. FEES

Fees range from .50% to 1% of assets under management.

6. LIPPER HIGH CURRENT YIELD FUND AVERAGE

The Lipper High Current Yield Fund Average (the "Index") is a published average total return net of fees figure for approximately 140 high current yield funds monitored by Lipper Analytical Services ("Lipper"). Lipper defines High Current Yield Funds as those that "aim at high (relative) current income from fixed income securities." The Index has no quality or maturity restrictions and the funds comprising the Index tend to invest in lower-grade debt securities. Typically, such funds have concentration, diversification, liquidity, portfolio turnover and distribution restrictions which may result in lower returns than aggressively traded accounts such as those included in the Total Return Composite.

EXPERIENCED MANAGEMENT. NCRAM is 80% owned by Nomura Holding America Inc. ("NHA") and 20% owned by The Nomura Securities Co., Ltd. ("NSC"), the parent of NHA. NCRAM is affiliated with NSI, a broker-dealer and investment adviser dually registered with the SEC. NSC and the Investment Adviser are part of an affiliated group of Nomura companies.

Mr. Robert Levine founded the Investment Adviser in 1991 and is its current President and Chief Executive Officer. He is a member of the Board of Directors of the Investment Adviser and an Executive Managing Director of NHA. Mr. Levine is responsible for the structuring, credit selection and management of all the Investment Adviser's high yield portfolios. Mr. Levine will be the chief investment officer for the Fund. Prior to his present position at NCRAM, Mr. Levine was with Kidder, Peabody & Co., Inc. ("Kidder") for 13 years. His most recent position at Kidder was President of Kidder, Peabody High Yield Asset Management, Inc. and Managing Director for Kidder. Mr. Richard A. Buch, the Fund's portfolio manager, heads up the Investment Adviser's trading operations and also is a member of its Board of Directors. Mr. Buch joined the Investment Adviser from Kidder in 1993. He has extensive experience in credit selection and the management of high yield portfolios. Messrs. Levine and Buch are supported by six credit analysts who specialize in different high yield industry sectors.



INVESTMENT PHILOSOPHY. NCRAM believes that the domestic high yield market provides attractive investment opportunities for investors who approach it with a long-term, diligent research-intensive approach. NCRAM's investment approach is based upon identifying and investing in those companies that it believes to be the strongest in the high yield market.

NCRAM's investment philosophy, style and approach in managing high yield bonds are less dependent on interest rate exposure and forecasts and more dependent on company success, i.e., credit risk. Credit research is the fundamental basis for decision making. NCRAM seeks companies (bottom-up approach) which it believes are improving their ability to service debt. NCRAM refers to these companies as "strong horses." The securities of these "strong horses" constitute the core holdings of NCRAM's high yield portfolios.

Research constitutes the backbone of NCRAM and thus substantial resources are allocated to the Investment Adviser's analysts, including five in-house trained industry-specific research analysts plus two senior analysts/managers, who provide in-depth coverage.

INITIAL INVESTMENT BY NCRAM AFFILIATE. To facilitate the establishment of the Fund's portfolio, NHA, an affiliate of NCRAM, will invest approximately $10 million in the Fund shortly after its commencement of operations. Although NHA will purchase Fund shares for investment purposes, all or a portion of this investment may be redeemed at any time.

INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------------------------------

The Fund's investment objective is to provide shareholders with high total return, consisting of current income and capital appreciation. The foregoing investment objective is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund attempts to achieve its objective by investing principally in fixed income securities which are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality. No assurance can be given that the Fund's investment objective will be realized.

Under normal circumstances, the Fund will invest at least 80% of its total assets in fixed income securities rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Ratings Group ("S&P"), or unrated securities of comparable quality. The Fund has established no minimum acceptable rating for the securities in which it will invest, and the Fund may, from time to time, purchase or hold securities in the lowest rating categories. Securities rated below Baa by Moody's or below BBB by S&P, and unrated securities of comparable quality, are commonly known as "junk bonds." See Appendix A--"Ratings of High Yield Debt Securities" for a description of these rating categories. The high yield market is generally defined as including bonds with ratings below investment grade. However, when prevailing economic conditions cause a narrowing of spreads between the yields derived from medium to lower rated or comparable non-rated securities and those derived from higher rated securities, the Fund may invest in higher rated fixed income securities which provide similar yields with less risk. Since some issuers do not seek ratings for their securities, unrated securities also will be considered for investment, but only when the Investment Adviser believes that the financial condition of the issuers of such securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of the rated securities which are consistent with the Fund's investment objective and policies.

The Fund will seek to achieve its objective of high total return by investing in a variety of high yield, high current income securities including both convertible and non-convertible debt securities, preferred stock, units of high yield securities (including warrants), pay-in-kind bonds or notes, contingent interest securities and increasing rate and resettable and extendable notes. In seeking capital appreciation, the Fund also may invest in zero coupon bonds or notes, or common stock, rights or other equity securities which do not provide high current income but offer the potential for capital appreciation. See "Risk Factors and Special Considerations."

The average maturity of the Fund's portfolio securities will vary based upon the Investment Adviser's assessment of economic and market conditions. The Fund reserves the right, as a temporary defensive measure or in anticipation of purchasing high yield securities, to hold cash or short-term, high quality securities such as United States Government securities, United States Government agency or instrumentality securities, domestic bank or savings institution certificates of deposit and bankers' acceptances, short-term debt securities such as commercial paper and other corporate debt, and repurchase agreements.

OTHER INVESTMENT POLICIES AND PRACTICES

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which include any corporate debt security or preferred stock which may be converted into underlying shares of common stock. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. Although the Fund generally expects that it will sell convertible securities rather than convert such securities into common stock, the Fund may, at various times, exercise conversion rights on convertible securities.

NON-U.S. SECURITIES. The Fund may invest up to 25% of its total assets in securities issued by non-U.S. issuers. Included within such investments, the Fund may invest up to 15% of its total assets in securities of issuers in emerging markets. All of the Fund's investments in securities of non-U.S. issuers will be U.S. dollar-denominated. Investment in securities of foreign issuers involves risks not typically related to domestic investment. See "Risk Factors and Special Considerations."



CORPORATE LOANS. The Fund may invest in corporate loans made by banks or other financial institutions either at origination or by acquiring participations in, assignments of or novations of corporate loans. Corporate loans generally are not readily marketable and may be subject to restrictions on resale and are therefore subject to the Fund's limitation on illiquid securities, as set forth below. The corporate loans in which the Fund invests typically are originated, negotiated and structured by a syndicate of co-lenders, one or more of which administers the loan on behalf of the syndicate. The value of a corporate loan depends primarily on the creditworthiness of the borrower. The Fund will invest in a corporate loan only if, in the Investment Adviser's judgment, the borrower can meet debt service on such loan; however, the Investment Adviser has set no minimum credit rating criteria regarding the borrowers. Although the Investment Adviser will continue to monitor the creditworthiness of the borrowers of corporate loans in which the Fund invests, there can be no assurance that such analysis will disclose factors that will impair the value of a corporate loan.

ASSET-BACKED SECURITIES. The Fund may invest in asset-backed securities, which are securities that directly or indirectly represent an interest in, or are backed by and payable from, receivables (including lease receivables) on pools of assets such as (but not limited to) mortgage loans secured by real property, notes secured by property, equipment or lease payments, credit card debt, automobile loans or student loans. Asset-backed securities are issued in structured financings wherein the sponsor is often a special purpose entity established for the purpose of securitizing the underlying assets in order to increase the liquidity of those assets or to achieve certain other financial goals. In choosing asset-backed securities in which the Fund will invest, the Investment Adviser will take into consideration, among other things, the underwriting standards of the originator of the underlying obligations, applicable loan-to-value ratios and the general sensitivity of the securities to economic conditions and trends.

REPURCHASE AGREEMENTS. The Fund may invest in securities pursuant to repurchase agreements. U.S. dollar-denominated repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. As a purchaser, the Fund will require the seller to provide additional collateral if the market value of the securities that are the subject of the repurchase agreement falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with disposition of the collateral.



"WHEN-ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may purchase and sell portfolio securities on a "when-issued" and "delayed delivery" basis. No income accrues to the Fund in such securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on such securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Failure of the buyer or seller, as the case may be, to consummate the transaction may result in a missed opportunity to obtain the best price or yield available on the purchase or sale of the subject security.

LENDING OF PORTFOLIO SECURITIES. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33-1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of this loan, the Fund receives the income on the loaned securities and either receives the income on the collateral or other compensation (i.e., negotiated loan premium or fee) for entering into the loan and thereby increases its yield. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in securities that are not readily marketable, including securities that are restricted as to disposition under the federal securities laws or otherwise. If registration of such securities under the Securities Act of 1933 (the "Securities Act") is required, such registration may not be readily accomplished, and if such securities may be resold without registration, such resale may be permissible only in limited quantities. In either event, the inability to sell securities at the most opportune time may affect negatively the net asset value of the Fund. Notwithstanding the foregoing, the Fund may purchase certain restricted securities ("Rule 144A securities") for which there is a secondary market of qualified institutional buyers as defined by Rule 144A under the Securities Act. Rule 144A securities held by the Fund that are determined to be liquid securities, either by the Fund's Board of Directors or by the Investment Adviser pursuant to guidelines approved by the Fund's Board, will not be subject to the Fund's limitation on illiquid securities. See "Investment Objective and Policies--Rule 144A Securities" in the Statement of Additional Information for additional information regarding Rule 144A securities.

PORTFOLIO TURNOVER. Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such actions, for defensive or other reasons, appear advisable to the Investment Adviser in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 200% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. Higher portfolio turnover (over 100%) involves correspondingly greater transaction costs and may result in the realization of greater net short-term capital gains. In order to qualify as a regulated investment company for federal income tax purposes, less than 30% of the annual gross income of the Fund must be derived from the sale or other disposition of securities and certain other investments held by the Fund for less than three months.

LEVERAGE. Although the Fund does not presently intend to utilize leverage to purchase portfolio securities, it is authorized to borrow from banks amounts of up to 33-1/3% of its total assets (including the amount borrowed). The Fund may also utilize its borrowing authority to obtain funds to meet redemption requests or settle investment transactions or for temporary or emergency purposes.

Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. For example, leveraging may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund's portfolio. Borrowing will create interest expenses for the Fund which can exceed the income from the assets attributable to the borrowed funds. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, if the income from the assets acquired with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced.

OPTIONS AND FUTURES TRANSACTIONS. The Fund is authorized, but does not currently intend, to engage in various portfolio strategies to hedge its portfolio against investment and interest rate risks, including the utilization of options and futures. See Appendix B--"Hedging Techniques."

INVESTMENT RESTRICTIONS

The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. Investors are referred to the Statement of Additional Information for a complete description of such restrictions and policies.



RISK FACTORS AND SPECIAL CONSIDERATIONS
--------------------------------------------------------------------------------

JUNK BONDS. Junk bonds (sometimes referred to as "high yield securities") are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. In purchasing such junk bonds, the Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The market values of junk bonds tend to reflect individual issuer developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of junk bonds may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of junk bonds may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic recession, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments or the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of junk bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.

Junk bonds may have call or redemption features which would permit an issuer to repurchase the securities from the Fund. If a call were exercised by the issuer during a period of declining interest rates, the Fund likely would have to replace such called securities with lower-yielding securities, thus decreasing the net investment income to the Fund and dividends to shareholders.

As with all fixed income securities, changes in the market yield will affect the Fund's net asset value as the prices of junk bonds generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally fluctuate more in response to interest rate changes than do shorter term securities.

The Fund may have difficulty disposing of certain junk bonds because there may be a thin trading market for such securities. To the extent that a secondary trading market for junk bonds does exist, it is generally not as liquid as the secondary market for higher-rated securities. Reduced secondary market liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular issues which is necessary to meet the Fund's liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain junk bonds also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many junk bonds only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. The Fund's Directors, or the Investment Adviser pursuant to guidelines which may be adopted by the Directors, will carefully consider the factors affecting the market for junk bonds in determining whether any particular security is liquid or illiquid and whether market quotations are readily available for purposes of valuing portfolio securities.

Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of junk bonds, particularly in a thinly traded market. Factors adversely affecting the market value of junk bonds are likely to affect adversely the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.

FOREIGN AND EMERGING MARKET SECURITIES. Investment in the securities of foreign issuers involves special considerations that are not typically associated with investment in the securities of U.S. issuers. These risks include adverse political, economic and social developments, trading restrictions, low trading volume, greater price volatility, settlement delays and less governmental supervision and regulation. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other risks include imposition of foreign withholding taxes on Fund income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, or other foreign laws or restrictions that might affect adversely payments due on securities held by the Fund. Moreover, brokerage commissions and other transaction costs on foreign securities are generally higher than in the United States. In addition, in the event of a default on a foreign obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuer of such obligation.

There may be less publicly available information about a foreign issuer than a U.S. issuer, and foreign issuers may not be subject to the same auditing and financial recordkeeping standards and requirements as U.S. issuers. Often foreign issuers are not subject to uniform accounting, auditing and financial reporting standards or to practices comparable to those applicable to U.S. companies, and therefore a foreign issuer's financial statements may not reflect its financial position or results of operations as they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles.

These risks may be heightened in connection with investments in issuers in emerging markets. Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in or disposal of those securities and may increase the costs and expenses of trading in those securities to the Fund. In addition, certain emerging market countries may significantly restrict foreign investment, require governmental approval for investment by foreign investors or to repatriate investment income, capital or the proceeds of sales of securities by foreign investors, which also may adversely affect the Fund.

In addition to the risks described above, investors will be subject to risks resulting from the Fund's investment policies described under "Investment Objective and Policies--Other Investment Policies and Practices."

OPTIONS AND FUTURES TRANSACTIONS. The Fund is authorized, but does not currently intend, to engage in various portfolio strategies to hedge its portfolio against investment and interest rate risks, including the utilization of options and futures. See Appendix B--"Hedging Techniques."
MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

DIRECTORS

The Directors of the Fund consist of five individuals, three of whom are not "interested persons" as defined in the Investment Company Act. The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

The Directors of the Fund are:

Robert Levine*--Founder, President and Chief Executive Officer of the Investment Adviser and an Executive Managing Director of NHA.

Michael A. Berman*--Chairman and Chief Executive Officer of NSI.

John Fitting, Jr.--Former Chairman and Chief Executive Officer of National Securities & Research, Inc.

Francis L. Fraenkel--President of Delta Capital Management Inc.

Frank K. Reilly--Bernard J. Hank Professor of Business Administration, University of Notre Dame College of Business Administration.
--------
* Interested person, as defined in the Investment Company Act, of the Fund.

MANAGEMENT AND ADVISORY ARRANGEMENTS

Subject to the direction of the Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibilities for making decisions to buy, sell or hold a particular security rest with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides office space, facilities, equipment and personnel necessary for management of the Fund.

Pursuant to the management agreement between the Investment Adviser and the Fund (the "Investment Advisory Agreement"), the Investment Adviser is entitled to receive from the Fund a monthly fee based upon the average daily net assets of the Fund at an annual rate of 0.65%. During the Fund's first year of operations, the Investment Adviser has agreed to waive that portion of the investment advisory fee necessary to limit the total operating expenses of each class of the Fund to 1.25% of average daily net assets. The Investment Adviser may discontinue this waiver any time after the Fund's first year of operations.

The Investment Advisory Agreement obligates the Fund to pay certain expenses incurred in the Fund's operations, including, among other things, the management fee, legal and audit fees, unaffiliated Directors' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. To the extent that accounting services are provided to the Fund by the Investment Adviser, the Fund will reimburse the Investment Adviser for its costs in connection with such services.

TRANSFER AGENCY SERVICES

Federated Shareholder Services Company ("FSS"), acts as the Fund's transfer agent (the "Transfer Agent") pursuant to an agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.
PURCHASE OF SHARES
--------------------------------------------------------------------------------

Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers. The minimum initial purchase for Class A shares is $1,000 and the minimum subsequent purchase is $100; the minimum initial purchase for Class Y shares is $1 million.

The Fund offers its shares in two classes at a public offering price equal to the next determined net asset value per share plus, in the case of Class A shares, a sales charge imposed at the time of purchase. Class A shares may be purchased through securities dealers that have entered into selected dealer agreements with the Distributor. Class Y investors not purchasing through a securities dealer should contact the Fund's Transfer Agent at 1-888-254-2874 prior to sending a purchase wire. Failure to notify the Transfer Agent in advance may result in a delay in processing the purchase. Purchase wires should be sent to The Bank of New York, New York, NY, ABA# 021-000-018, Nomura Securities Deposit Account, Account #8900312076, c/o Federated Shareholder Services Company, For Further Credit To: Battery Park(SM) High Yield Fund; an investor should indicate his or her account number and the name under which the account is registered. Purchase orders for Class A shares of the Fund must be submitted through a securities dealer to the Fund's Transfer Agent. Purchase orders must be received by securities dealers prior to the close of business on the New York Stock Exchange (the "NYSE") which is normally 4:00 p.m. E.S.T. and will include orders received after the close of business on the previous day. The applicable offering price will be based on the net asset value determined as of the close of business on the NYSE that day, provided the Transfer Agent in turn receives the order from the securities dealer prior to 30 minutes after the close of business on the NYSE on that day (normally 4:30 p.m. E.S.T.). If the purchase orders are not received by the Transfer Agent prior to 30 minutes after the close of business on the NYSE, such orders shall be deemed received on the next business day.
The Fund or the Distributor may suspend the continuous offering of any class of the Fund's shares at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change.

Each Class A share and Class Y share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class A shares bear the expenses of the ongoing distribution fees and Class A shares may convert to Class Y shares. See "Class A Shares-- Conversion of Class A Shares to Class Y Shares." The distribution fees that are imposed on Class A shares will be imposed directly against the assets represented by Class A shares and not against all assets of the Fund and, accordingly, such charges will not affect the net asset value of Class Y shares or have any impact on investors choosing Class Y shares. Dividends paid by the Fund for both classes of shares will be calculated in the same manner at the same time and will differ only to the extent that distribution fees and any incremental costs relating to a particular class are borne exclusively by that class. Class A shares have exclusive voting rights with respect to the Class A Rule 12b-1 distribution plan. See "Distribution Plan" below. Each class has an exchange privilege with the Liberty U.S. Government Money Market Trust. See "Shareholder Services--Exchange Privilege."



CLASS A SHARES

The public offering price of Class A shares is the next determined net asset value plus varying sales charges (i.e., sales loads) as set forth in the table below:

                                      SALES CHARGE AS A      DISCOUNT TO
                    SALES CHARGE AS A PERCENTAGE* OF THE SELECTED DEALERS AS
 AMOUNT OF            PERCENTAGE OF       NET AMOUNT     A PERCENTAGE OF THE
 PURCHASE            OFFERING PRICE        INVESTED        OFFERING PRICE
----------------------------------------------------------------------------
Less than $50,000         4.50%              4.71%              4.00%
----------------------------------------------------------------------------
$50,000--$99,999          4.00%              4.17%              3.50%
----------------------------------------------------------------------------
$100,000--$249,999        3.25%              3.36%              2.75%
----------------------------------------------------------------------------
$250,000--$499,999        2.50%              2.56%              2.25%
----------------------------------------------------------------------------
$500,000--$999,999        2.00%              2.04%              1.80%
----------------------------------------------------------------------------
$1,000,000 or more        0.00%              0.00%               N/A
----------------------------------------------------------------------------


* Rounded to the nearest one-hundredth percent.

Reduced initial sales charges are applicable to Class A share purchases aggregating $50,000 or more made within a 13-month period starting with the first purchase pursuant to a letter of intention. The letter of intention is not a binding obligation to purchase any amount of Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity level. For details regarding letters of intention, see "Purchase of Shares--Letter of Intention" in the Statement of Additional Information.

The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A shares of the Fund will receive a concession equal to a substantial portion of the sales charge, they may be deemed underwriters under the Securities Act.

Class A shares are available to certain qualified investors and other entities (herein referred to as "Qualified Investors") without a sales charge. Qualified Investors include:

 . U.S. purchasers which place orders through a broker that maintains an omnibus account with the Fund and makes such purchases: (i) through U.S. investment advisers or financial planners placing trades for their accounts or the accounts of their clients, and who charge a fee for their services; (ii) for U.S. clients of such investment adviser or financial planner who place trades for their own accounts if the accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent; (iii) for U.S. retirement and deferred compensation plans, and trusts used to fund those plans, including but not limited to those defined in section 401(a), 403(b) or 457 of the Internal Revenue Code or "rabbi trusts" or (iv) using the proceeds of a redemption of shares of another registered open-end investment company;

 . charitable organizations (as defined in section 501(c) of the Internal
  Revenue Code of 1986, as amended) investing $100,000 or more;

 . any U.S. pension fund, corporation, state or local government, Taft Hartley plan, foundation and/or endowment which is a client of a consulting firm, if that firm has made appropriate arrangements with the Fund, NHA, NCRAM or any affiliate of NHA or NCRAM with respect to furnishing advice to the client or with respect to the purchase of Fund shares by such client;

 . accounts as to which a U.S. bank or broker-dealer charges an account management fee, provided the bank or broker-dealer has an agreement with NCRAM or NHA relating to investment in the Fund;

 . U.S. investors, and their spouses and minor children, who are investment advisory clients of NCRAM or NHA or any of their affiliates or who are affiliated persons or sponsoring companies of those clients; and

 . employees (and their spouses and minor children) of the Investment Adviser.

DISTRIBUTION PLAN. The Fund has adopted a distribution plan for Class A shares pursuant to Rule 12b-1 under the Investment Company Act (the "Distribution Plan") with respect to the distribution fees paid by the Fund to the Distributor with respect to such class.

Under the Distribution Plan, the Distributor will be paid a fee in an amount computed at an annual rate of .25 of 1% of the average daily net assets of Class A shares, accrued daily and paid monthly, to finance any activity which is principally intended to result in the sale of Class A shares. Under the Distribution Plan, all or part of this fee will be paid to financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers and broker/dealers that have entered into agreements with the Fund or the Distributor to provide sales services or distribution-related support services to the Fund.

SHAREHOLDER SERVICES AGREEMENT. The Fund also may enter into a Shareholder Services Agreement with FSS under which the Fund may make additional payments up to .25 of 1% of the average daily net asset value of Class A shares to obtain certain personal services for certain shareholders and the maintenance of certain shareholder accounts. Under this Shareholder Services Agreement, FSS would either perform shareholder services directly or will select financial institutions to perform shareholder services, and financial institutions would receive fees based upon Class A shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees would be paid will be determined from time to time by the Fund and FSS. The Fund has no current intention to enter into any Shareholder Services Agreement.

CONVERSION OF CLASS A SHARES TO CLASS Y SHARES. When the aggregate net investments of clients of a securities dealer or fee-based financial planner with appropriate arrangements with the Fund or NCRAM or the investment of a single investor in Class A shares reaches $1 million, such Class A shares will convert to Class Y shares upon written request by the securities dealer or investor. Thereafter, such securities dealer or individual investor will be offered Class Y shares of the Fund so long as such investor has at least $1 million invested in the Fund at the date the purchase order is accepted by the Transfer Agent. Eligible shares will be transferred from Class A to Class Y at net asset value on the day that the written request is received by the Transfer Agent without the imposition of any fee or other charge.

If share certificates were issued, the share certificates for Class A shares of the Fund to be converted must be delivered to the Transfer Agent with the written request to transfer the shares. In the event such certificates are not received by the Transfer Agent together with the request, the related Class A shares will convert to Class Y shares after such certificates are delivered.

REINSTATEMENT PRIVILEGE. Shareholders who have redeemed their Class A shares have a one-time privilege to reinstate their accounts by purchasing Class A shares of the Fund, at net asset value without a sales charge, up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 90 days of the date the request for redemption was accepted by the Transfer Agent. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised only the first time a Class A shareholder makes a redemption.

CLASS Y SHARES

Class Y shares are offered at net asset value without a sales charge to an investor that invests at least $1 million in the Fund or purchases shares through a fee-based financial planner whose clients have a current investment in the Fund aggregating at least $1 million. Class Y shares also are offered for purchases of less than $1 million to Directors of the Fund and to retirement plans administered by the Investment Adviser or its affiliates for the benefit of employees of the Investment Adviser and/or its affiliates.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. The Investment Adviser and/or the Distributor also may pay financial institutions a fee for providing certain services to both Class A and Class Y shareholders. This fee is in addition to the amounts paid under the Distribution Plan and/or Shareholder Services Agreement and, to the extent paid, will be reimbursed by the Investment Adviser and not the Fund.
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. Class A shares and Class Y shares of the Fund may be redeemed through securities dealers, or when appropriate in the case of Class Y shares, by contacting the Transfer Agent at 1-888-254-2874. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. There will be no charge for redemption. Shareholders liquidating their holdings will receive on redemption all dividends declared through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

A shareholder may redeem shares by sending a written request to the Transfer Agent. The written request should include the shareholder's name, the Fund name, the account number, the share or dollar amount requested and, if share certificates were issued, the share certificates. Shareholders should call the Transfer Agent for assistance in redeeming by mail. Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to a shareholder of record must have signatures on written redemption requests guaranteed by:

 . a trust company or commercial bank whose deposits are insured by the Bank
  Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

 . a member of the New York, American, Boston, Midwest or Pacific Stock
  Exchange;

 . a savings bank or savings association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

 . any other "eligible guarantor institution" as defined by the Securities
  Exchange Act of 1934.

The Transfer Agent does not accept signatures guaranteed by a notary public. The Fund and its Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Transfer Agent may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.

At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Fund shares, which will not exceed seven days.


Due to the relatively high cost of maintaining accounts of less than $500, the Fund reserves the right to redeem shares in any Class A share account for their then current net asset value (which will be promptly paid to the shareholder), if at any time the total investment does not have a value of at least $500. Shareholders will be notified that the value of their account is less than $500 and allowed 60 days to make an additional investment before the redemption is processed. In such event, the $100 minimum on subsequent investment will not be applicable.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Full details as to each of such services can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Transfer Agent. Included in such services are the following:

INVESTMENT ACCOUNT

An Investment Account is established by the Transfer Agent for each shareholder. The shareholder will receive statements with respect to share transactions showing the activity in the shareholder's Investment Account. Share certificates for full shares will be issued without charge upon the request of the shareholder to the Transfer Agent.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Unless specific instructions to the contrary are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the last business day of each month. Shareholders may elect in writing to receive either their income dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa, and commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with individual retirement accounts. Copies of plans establishing such accounts are available from dealers offering shares of the Fund.

Capital gains and income received in retirement plans are generally exempt from federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

Shareholders of each class of shares of the Fund have an exchange privilege with Liberty U.S. Government Money Market Trust (the "Money Fund"), a money market mutual fund advised by Federated Advisers, an affiliate of FSS. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the SEC. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. Exchanges of Class A shares and Class Y shares for shares of the Money Fund are made on the basis of the relative net asset values per Class A share or Class Y share, respectively, without the imposition of any fee or other charge. Shareholders of the Money Fund who wish to exchange their Money Fund shares for Class A shares of the Fund and who did not acquire their Money Fund shares in exchange for Class A shares will be required to pay the sales charge applicable to the Class A shares acquired in exchange for those Money Fund shares.

Should the relationship between the Fund and FSS terminate, the Fund will seek to enter into arrangements with another similar money market fund to continue to provide the exchange privilege. Should FSS be replaced, former Fund shareholders who exchanged their shares of the Fund for shares of the Money
Fund will be given a one-time opportunity to exchange their shares of the Money Fund for shares of the new money market fund and thus preserve the ability to exchange their money market fund shares for shares of the Fund at a future date.
TAXES
--------------------------------------------------------------------------------

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A and Class Y shareholders (together, the "shareholders"). The Fund intends to distribute all of such income.

Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for one year or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of the taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

No gain or loss will be recognized on the conversion of Class A shares into Class Y shares in the circumstances described in the Prospectus. A shareholder's basis in the shares acquired will be the same as such shareholder's basis in the shares converted, and the holding period of the acquired shares will include the holding period for the converted shares.
If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Ordinary income and capital gain dividends may also be subject to state and local taxes.

Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.

Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

PERFORMANCE DATA
--------------------------------------------------------------------------------

From time to time, the Fund may include its average annual total return and yield for various specified time periods in advertisements or information furnished to present or prospective shareholders. Average annual total return and yield are computed separately for Class A and Class Y shares in accordance with formulas specified by the SEC.

Average annual total return quotations for the specified period will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, and the maximum sales charge in the case of Class A shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance and distribution fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund will include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund. In addition, advertisements may include performance data that does not take the Class A sales charge into account and therefore may reflect greater total return since a lower amount of expenses is deducted. See "Purchase of Shares." The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.
Yield quotations will be computed based on a 30-day period by dividing (a) net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding during that period that were entitled to receive dividends multiplied by the maximum offering price per share on the last day of the period.

Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

On occasion, the Fund may compare its performance to performance data published by the Merrill Lynch High Yield Bond Index, Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine. From time to time, the Fund may include the Fund's Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.

PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------

Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates or spreads, the Fund does not necessarily pay the lowest commission or spread available.

The Fund has no obligation to deal with any broker or dealer in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms which provided supplemental investment research to the Investment Adviser, including NSI, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreement, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In addition, consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

The securities in which the Fund invests are traded primarily in the over-the-counter market. Since portfolio transactions will generally not be effected on foreign securities exchanges, the Fund does not expect typically to incur potential settlement delays which may occur on certain of such exchanges. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. Under the Investment Company Act, persons affiliated with the Fund, including NSI, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. An affiliated person of the Fund may serve as its broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute all its net investment income. Dividends from such net investment income will be declared daily prior to the determination of net asset value on that day and paid monthly. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding from the settlement date of a purchase order to the settlement date of a redemption order. All net realized long-term and short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually.

The per share dividends and distributions on each class of shares will be reduced as a result of any fees or expenses applicable with respect to such class of shares. See "Additional Information--Determination of Net Asset Value." Dividends and distributions may be reinvested automatically in shares of the Fund at net asset value. Shareholders may elect to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed under "Taxes" whether they are reinvested in shares of the Fund or received in cash.

DETERMINATION OF NET ASSET VALUE

The net asset value of the Fund is determined as of the close of trading (normally 4:00 p.m. E.S.T.) on the NYSE, Monday through Friday, except on: (i) days on which there is not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected;
(ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily.

The per share net asset value of the Class Y shares generally will be higher than the per share net asset value of the Class A shares, reflecting the daily expense accruals of the distribution fees applicable to Class A shares. It is expected, however, that the per share net asset value of the classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

ORGANIZATION OF THE FUND

The Fund is the only existing series of the Company, a series-type investment company incorporated under Maryland law on June 4, 1996. The Company has an authorized capital of 200,000,000 shares of common stock, par value $0.001 per share, of which 50,000,000 shares are initially classified as one series, namely the Fund, consisting of two classes, designated Class A and Class Y common stock, each of which consists of 25,000,000 shares and the remainder of 150,000,000 shares are not classified as to any class or series. Shares of Class A and Class Y common stock represent interests in the same assets of the Fund and are identical in all respects except that the Class A shares bear certain expenses related to the shareholder services and distribution associated with such shares and may cease to be subject to such expenses if they are converted to Class Y shares. Class A shareholders have exclusive voting rights with respect to matters relating to that class' shareholder services and distribution expenditures, as applicable. See "Purchase of Shares." The Directors of the Company may classify and reclassify the shares of the Fund and of the Company into additional classes or series of common stock at a future date.

Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon the election of directors. Also, the By-laws of the Fund require that a special meeting of stockholders be held upon the written request of shareholders of the Fund as required by Maryland corporate law and the Investment Company Act. Voting rights for Directors are not cumulative. Shares issued are fully paid and nonassessable and have no preemptive rights. Shares have the conversion features described in this Prospectus. Each share of common stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities except, as noted above, the Class A shares bear certain additional expenses.

SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

SHAREHOLDER REPORTS

Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts, the shareholder should notify in writing:

Battery Park Funds, Inc. P.O. Box 1226 Pittsburgh, PA 15230-1226

The written notification should include the shareholder's name, address, tax identification number and account numbers. If you have any questions regarding this, please call 1-888-254-2874.



APPENDIX A--RATINGS OF HIGH YIELD DEBT SECURITIES
--------------------------------------------------------------------------------

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE RATINGS

Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers l, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") CORPORATE DEBT RATINGS

An S&P corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:
  I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

  II. nature of and provisions of the obligation; and

  III. protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Debt rated BB, B, CCC, CC and C is regarded, on balance, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.


C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI--The rating CI is reserved for income bonds on which no interest is being paid.

D--Debt rated D is in payment default. The D rating category is also used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L--The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

*--Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

NR--Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.




Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, Bonds rated in the top four categories ("AAA", "AA", "A", "BBB", commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

The ratings are based on current information furnished to S&P by the issuer, and obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information.



APPENDIX B--HEDGING TECHNIQUES
--------------------------------------------------------------------------------

The Fund may engage in various portfolio strategies to hedge its portfolio against interest rate risks. These strategies include use of options on portfolio positions, futures and options on such futures. The Fund may enter into such transactions only in connection with its hedging strategies. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. There can be no assurance that the Fund's hedging transactions will be effective and the Fund may not necessarily be engaging in hedging activities when movements in interest rates occur. See "Investment Objective and Policies" in the Fund's Prospectus for further information concerning these strategies.

Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options and Futures Transactions"), the Investment Adviser believes that, because the Fund will only engage in these transactions for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Tax requirements may limit the Fund's ability to engage in the hedging transactions and strategies described below. See "Taxes" in the Statement of Additional Information.

The Fund may use the hedging instruments described below to hedge against interest rate risks:

OPTIONS. The Fund may purchase and write (i.e., sell) call options and put options on securities and engage in transactions in financial futures and related options, as described below.

The Fund may write covered call options with respect to securities it owns and enter into closing purchase transactions with respect to such options. A covered call option provides the holder of the option with the right to buy the underlying security covered by the option at the stated exercise price until the option expires. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy particular securities held by the Fund at a specified price for a certain period of time. In return for the premium income realized from the sale of the option, the Fund gives up the opportunity to profit from a price increase in the underlying security above the option exercise price while the option is in effect. In addition, the Fund's ability to sell the underlying security will be limited until the option is closed or expires. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. The Fund also may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase. There is no percentage limitation with respect to portfolio securities on which the Fund may write call options.

The Fund may purchase put options on portfolio securities. In return for payment of a premium, the purchase of a put option gives the holder thereof the right to sell the security underlying the option to another party at a specified price until the put option is closed out, expires or is exercised. The Fund will purchase put options to seek to reduce the risk of a decline in value of the underlying security owned by the Fund. The Fund does not intend to purchase uncovered puts in excess of 10% of its total assets. The total return on the security may be reduced by the amount of the premium paid for the option. The Fund may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options which means that so long as the Fund is obligated as the writer of the option it will have deposited and maintained with its custodian cash or liquid securities with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written or purchased. The Fund intends to limit its writing of covered puts so that the aggregate value of the obligations underlying the puts will not exceed 5% of its net assets.

FUTURES. The Fund also may purchase and sell financial futures contracts ("futures contracts") as a hedge against adverse changes in interest rates, as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a security for a set price on a future date. The Fund may effect transactions in futures contracts in United States and foreign agency and government securities and corporate debt securities. Transactions by the Fund in futures contracts are subject to limitation as described below under "Restrictions on the Use of Futures Transactions."

The Fund may sell futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of securities held by the Fund will fall, thus reducing the net asset value of the Fund. As interest rates rise, however, the value of the Fund's short position in the futures contract also will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which would have been incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates.

The Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. In a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

The Fund also may purchase and write call and put options on futures contracts in connection with its hedging activities. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investments) in which the Fund enters into futures transactions. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of such futures to hedge against the increased cost resulting from a decline in interest rates of securities which the Fund intends to purchase. Limitations on transactions in options on futures contracts are described below.

The Fund may engage in options and futures transactions on exchanges and in the over-the-counter ("OTC") markets. In general, exchange-traded contracts are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) with standardized strike prices and expiration dates. OTC transactions are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

The staff of the Securities and Exchange Commission (the "SEC") has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund and margin deposits on the Funds existing OTC options on futures contracts exceed 15% (10% to the extent required by certain state laws) of the net assets of the Fund, taken at market value, together with all other assets of the Fund which are illiquid or are not otherwise readily marketable. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money." This policy as to OTC options is not a fundamental policy of the Fund and may be amended by the Directors of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the SEC staff of its position.

To trade futures contracts, the Fund is not required to deposit funds equal to the value of the futures contract. The Fund need only make a deposit, called an "initial margin deposit," equal to a percentage (typically 15% or less) of the value of the futures contract. As a result, a relatively small adverse move in the price of a futures contract may result in a substantial loss. For example, if at the time of purchase 10% of the price of a futures contract is deposited as margin, a 10% decrease in the price of that contract would, if the contract were then closed out, result in a total loss of the initial margin deposit before any deduction for brokerage commissions and other transaction costs. A decrease of more than 10% would result in a loss of more than the total initial margin deposit. Options on futures contracts are generally similarly or even more highly leveraged. However, when the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby minimizing the effect of leverage from such futures contract.

RESTRICTIONS ON THE USE OF FUTURES TRANSACTIONS. Regulations of the Commodity Futures Trading Commission (the "CFTC") applicable to the Fund permit the Fund's futures and options on futures transactions to include (i) bona fide hedging transactions without regard to the percentage of the Fund's assets committed to margin and option premiums, and (ii) non-hedging transactions, provided that the Fund not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin and option premiums required to establish non-hedging transactions would exceed 5% of the market value of the Fund's liquidation value, after taking into account unrealized profits and unrealized losses on any such transactions. However, as stated above, the Fund intends to engage in options and futures transactions only for hedging purposes.

When the Fund purchases a futures contract or writes a put option or purchases a call option thereon, it will maintain an amount of cash, cash equivalents (e.g., high grade commercial paper and daily tender adjustable notes) or short-term high grade fixed income securities in a segregated account with the Fund's custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

RISK FACTORS IN OPTIONS AND FUTURES TRANSACTIONS. Utilization of futures trans-actions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities and currencies which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security or currency, the Fund will experi-ence a gain or loss which will not be completely offset by movements in the price of the debt securities which are the subject of the hedge. There is also a risk of imperfect correlations where the securities underlying futures con-tracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, management believes the Fund can receive on each business day a bid or offer. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. The Investment Adviser does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

INTEREST RATE HEDGING TRANSACTIONS. In order to hedge the value of the Fund's portfolio against interest rate fluctuations, the Fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each interest rate swap will be accrued on a daily basis and an amount of cash, cash equivalents or high grade liquid debt securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian.

The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the highest two rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The Investment Adviser believes that the swap market is relatively liquid. Caps and floors, however, are less liquid than swaps. The Fund will not enter into a cap or floor transaction in an amount which, together with other illiquid investments of the Fund, exceeds 15% of the Fund's total assets (or 10% of the Fund's total assets as presently required by certain state laws).




No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representation must not be relied upon as having been authorized by the Fund, the Investment Adviser or Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                                  ------------

-------------------------------------------------
-------------------------------------------------
 BATTERY
 PARK(SM)
 HIGH YIELD FUND

-------------------------------------------------
-------------------------------------------------

  Investment Adviser    NOMURA CORPORATE RESEARCH
                        AND ASSET MANAGEMENT INC.
                        2 World Financial Center
                        Building B, 25th Floor
                        New York, NY 10281-1198
-------------------------------------------------
  Distributor           NOMURA SECURITIES
                        INTERNATIONAL, INC.
                        2 World Financial Center
                        Building B, 25th Floor
                        New York, NY 10281-1198
-------------------------------------------------
  Transfer Agent        FEDERATED SHAREHOLDER
                        SERVICES COMPANY
                        Federated Investors Tower
                        Pittsburgh, PA 15222-3775
-------------------------------------------------
  Custodian             THE BANK OF NEW YORK
                        48 Wall Street
                        New York, NY 10286
-------------------------------------------------
  Independent Auditors  DELOITTE & TOUCHE LLP
                        2500 One PPG Place
                        Pittsburgh, PA 15222
-------------------------------------------------
  Counsel               BROWN & WOOD LLP
                        One World Trade Center
                        New York, NY 10048-0557
-------------------------------------------------
-------------------------------------------------


G01843-01


[LOGO OF BATTERY PARK]

BATTERY
PARK(SM)
HIGH YIELD FUND



PROSPECTUS DATED
OCTOBER 10, 1996

This prospectus should be retained for future reference.




BATTERY PARKSM HIGH YIELD FUND
Class A Shares
Class Y Shares
(A Series of Battery Park Funds, Inc.)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 10, 1996

A. Please insert the following directly after the section entitled `Management of the Fund'' which begins on page 3 of the Statement of Additional Information.
   `FUND OWNERSHIP
   Officers and Directors own less than 1% of the Fund's outstanding shares.
   As of April 14, 1997, the following shareholders of record owned 5% or more of the outstanding Class A shares of the Fund: Fumiko Hosoda, New York, NY, owned approximately 6,728 (5.59%) Class A shares; Kikuo Yamazaki, New York, NY, owned approximately 6,718 (5.59%) Class A shares; The Zen Studies Society, New York, NY, owned approximately 6,852 (5.70%) Class A shares and John B. Edgerton, Jr., Trustee, owned approximately 24,224 (20.14%) Class A shares.
   As of April 14, 1997, the following shareholder of record owned 5% or more of the outstanding Class Y shares of the Fund: Nomura Holding America Inc., New York, NY, owned approximately 1,036,764 (98.95%) Class Y shares.''

B. Please delete the section entitled `Compensation of Directors'' on page 4 of the Statement of Additional Information and replace it with the following.

`DIRECTORS' COMPENSATION


                      AGGREGATE
NAME,                 COMPENSATION
POSITION WITH THE     FROM THE
COMPANY               COMPANY*


Robert Levine,        $0
Chairman, President, Director
and Chief Investment Officer

Michael A. Berman,    $0
Director
John Fitting, Jr.,    $2,500
Director

Francis L. Fraenkel,  $2,500
Director

Frank K. Reilly,      $2,500
Director


*Information is furnished for the period from October 28, 1996 (date of initial public investment) to March 31, 1997. It is anticipated that each unaffiliated Director will receive aggregate compensation of approximately $7,500 from the Fund for the fiscal year ending September 30, 1997. The Fund is the only investment company in the Fund Complex.''


C. Please insert the following as the fifth paragraph of the section entitled `Management and Advisory Arrangements'' which begins on page 4 of the Statement of Additional Information.

   `For the period from September 19, 1996 (start of business) to March 31, 1997, the Investment Adviser earned management and advisory fees of $30,873, all of which was waived.''



D. Please insert the following as the third paragraph of the section entitled `Distribution Plan'' on page 6 of the Statement of Additional Information.

   `For the period from September 19, 1996 (start of business) to March 31, 1997, the Class A shares incurred $515 in distribution services fees, none of which was waived.''

E. Please insert the following directly after the section entitled `Performance Data'' which begins on page 10 of the Statement of Additional Information.

   `TOTAL RETURN
   The Fund's cumulative total return for Class A shares for the period from October 28, 1996 (date of initial public investment) to March 31, 1997, was 4.46%.
   The Fund's cumulative total return for Class Y shares for the period from October 28, 1996 (date of initial public investment) to March 31, 1997, was 9.48%.
   Cumulative total return reflects the Fund's total performance over a specific period of time. The Class A shares' total return assumes and is reduced by the payment of the maximum sales charge. The Fund's total return is representative of approximately six months of investment activity since the Fund's effective date.
   YIELD
   The Fund's yield for Class A shares for the thirty-day period ended March 31, 1997 was 7.99%.
   The Fund's yield for Class Y shares for the thirty-day period ended March 31, 1997 was 8.64%.''

F. Please insert the following directly after the section entitled `Shareholder Services'' on page 8 of the Statement of Additional Information.

   `SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS
   The Investment Adviser and/or the Distributor may pay financial institutions a fee for providing certain services to both Class A and Class Y shareholders and for services involved in connection with the distribution of shares of the Fund. These fees are in addition to the amounts paid under the Distribution Plan and/or Shareholder Services Agreement and, to the extent paid by the Distributor, such fees will be reimbursed to the Distributor by the Investment Adviser and not the Fund.''
                                                             April 30, 1997
   Nomura Corporate Research and Asset Management Inc.
   Investment Adviser

   Nomura Securities International, Inc. -- Distributor

   Cusip 07132Q108
   Cusip 07132Q207
   G02047-02 (4/97)






                         BATTERY PARKSM HIGH YIELD FUND
                     STATEMENT OF ADDITIONAL INFORMATION
   Battery ParkSM High Yield Fund (the "Fund") is the only existing series of Battery Park Funds, Inc., a newly organized, diversified, open-end series-type investment company. The Fund's investment objective is to provide shareholders with high total return, consisting of current income and capital appreciation. The Fund attempts to achieve its objective by investing principally in fixed income securities of U.S. companies which are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality. No assurance can be given that the Fund's investment objective will be realized.
   The Fund offers two classes of shares with different fees and other features. Shares may be purchased from securities dealers which have entered into selected dealer agreements with Nomura Securities International, Inc. (the "Distributor"). The minimum initial purchase for Class A shares is $1,000 and the minimum subsequent purchase is $100. The minimum initial purchase for Class Y shares is $1,000,000. This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated October 10, 1996 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "SEC") and can be obtained, without charge, by writing the Transfer Agent at Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3775, or by calling the Transfer Agent toll-free at 1-888-254-2874. This Statement of Additional Information has been incorporated by reference into the Prospectus.
    2 WORLD FINANCIAL CENTER
    NEW YORK, NEW YORK  10281-1198
     The date of this Statement of Additional Information is October 10,
                                    1996.




    Nomura Corporate Research and Asset Management Inc. Investment Adviser

    Nomura Securities International, Inc. -- Distributor

   G01843-02 (10/96)





INVESTMENT OBJECTIVE AND POLICIES              1

 Investment Restrictions                       2
MANAGEMENT OF THE FUND                         3
 Directors and Officers                        3
 Management and Advisory Arrangements          4
PURCHASE OF SHARES                             5

 Reduced Initial Sales Charges                 5
 Distribution Plan                             6
REDEMPTION OF SHARES                           6

PORTFOLIO TRANSACTIONS                         6

 Portfolio Turnover                            7
DETERMINATION OF NET ASSET VALUE               7

SHAREHOLDER SERVICES                           8

 Automatic Reinvestment of Dividends and
  Capital Gains Distributions                  8
 Systematic Redemption and Automatic Investment
  Plans                                        8
TAXES                                          8

 Tax Treatment of Options and Futures
  Transactions                                 9
PERFORMANCE DATA                              10

GENERAL INFORMATION                           11

 Dividends and Distributions                  11
 Description of Shares                        11
 Computation of Offering Price Per Share      12
 Independent Auditors                         12
 Custodian                                    12
 Transfer Agent                               12
 Legal Counsel                                12
 Reports to Shareholders                      12
 Additional Information                       12
 Independent Auditors' Report                 13
 Statement of Assets and Liabilities          14



INVESTMENT OBJECTIVE AND POLICIES

Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.
The Fund's investment objective is to provide shareholders with high total return, consisting of current income and capital appreciation. The Fund attempts to achieve its objective by investing principally in fixed income securities of U.S. companies which securities are rated in the lower rating categories of the established rating services or are unrated securities of comparable quality. Under normal circumstances, the Fund will invest at least 80% of the Fund's total assets in fixed income securities rated Ba1 or lower by Moody's Investors Service, Inc. ("Moody's") or BB+ or lower by Standard & Poor's Ratings Group ("S&P"). The Fund is authorized to, but does not currently intend to, engage in various portfolio strategies to enhance income and to hedge its portfolio against investment and interest rate risks, including the utilization of leverage and the use of options and futures. See `Risk Factors and Special Considerations'' in the Prospectus for a discussion of these risks.
     INVESTMENT IN FOREIGN AND EMERGING MARKETS. Investment in the securities of foreign markets involve certain risk factors and special considerations in addition to those discussed under "Investment Objective and Policies--Risk Factors and Special Considerations-- Foreign and Emerging Market Securities" in the Fund's Prospectus, and these risks are often amplified in connection with investments in emerging markets. Certain emerging market countries require prior governmental approval of foreign investors, limit the amount of investment by foreign investors in a particular issuer, limit the investment by foreign investors only to a specified class of securities that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. It may be difficult to find qualified subcustodians in emerging market countries with extensive operating experience, and the Fund may be more limited in its ability to recover assets in the event of a subcustodian's bankruptcy than it would be in more developed countries. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. See `Investment Objective and Policies-Investment in Foreign and Emerging Markets''in the Prospectus for additional information regarding foreign and emerging market securities.
     The securities markets of emerging market countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity with high price volatility. Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment discussed in the Prospectus, may result in potentially fewer investment opportunities for the Fund and may have an adverse effect on the investment performance of the Fund.
     RULE 144A SECURITIES. In promulgating Rule 144A under the Securities Act, the Securities and Exchange Commission (the "SEC") stated that the ultimate responsibility for liquidity determinations rests with a fund's board of directors; however, the board may delegate the day-to-day function of determining liquidity to the investment adviser provided the board retains sufficient oversight. The Board of Directors of the Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid and has approved guidelines under these policies and procedures pursuant to which the Investment Adviser makes these determinations on an ongoing basis. In making these determinations, consideration is given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews Fund purchases and sales of Rule 144A securities.
     To the extent that liquid Rule 144A securities become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase. The Investment Adviser, under the supervision of the Board of Directors, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.
INVESTMENT RESTRICTIONS
In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted both fundamental and nonfundamental restrictions and policies relating to the investment of its assets and its activities. Fundamental restrictions and policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the "Investment Company Act") means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Under these fundamental restrictions, the Fund may not:
      Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).
      Make investments for the purpose of exercising control or management.
      Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.
      Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, provided that purchases of assignments or participations in loans (including bridge loans) will not be prohibited by this paragraph.
      Issue senior securities to the extent such issuance would violate applicable law.
      Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.
      Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.
      Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.
      Make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act.
Non-fundamental restrictions may be amended by a majority vote of the Board of Directors of the Fund. Under the non-fundamental investment restrictions, the Fund may not:
      Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.
      Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales.
      Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its net assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.
      Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.
      Purchase or retain the securities of any issuer, if those individual officers and directors of the Fund or the officers and directors of the Investment Adviser or the officers and directors of any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.
      Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.
      Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.
Portfolio securities of the Fund generally may not be purchased from, sold or loaned to the Investment Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the Investment Company Act.
Because of the affiliation of the Investment Adviser with the Fund and the Distributor, the Fund is prohibited from engaging in portfolio transactions with the Distributor or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act in which the Distributor or any of its affiliates participate as an underwriter or dealer. See "Portfolio Transactions." MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS
The Directors and executive officers of the Fund, their dates of birth and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Director is 2 World Financial Center, New York, New York 10281-1198.


ROBERT LEVINE* (September 19, 1944)-Chairman, President, Director and Chief Investment Officer-Founder, President and Chief Executive Officer of the Investment Adviser and an Executive Managing Director of Nomura Holding America Inc .


MICHAEL A. BERMAN* (October 4, 1950)-Director-Chairman and Chief Executive Officer of the Distributor since 1996; President and Chief Operating Officer of the Distributor from 1994 to 1996; Senior Vice President of the Distributor prior to 1994.


JOHN FITTING, JR. (May 29, 1916)-Director-Former Chairman and Chief Executive Officer of National Securities & Research, Inc.; Former President of Dreyfus Asset Management, Individual Investors Accounts.



FRANCIS L. FRAENKEL (July 3, 1932)-Director-President of Delta Capital Management Inc. from 1992 to present; Managing Director of Salomon Brothers Inc and President of Salomon Brothers Asset Management Inc prior to 1992. FRANK K. REILLY (December 30, 1935)-Director-Bernard J. Hank Professor of Business Administration, University of Notre Dame College of Business Administration.


RICHARD A. BUCH* (February 18, 1959)-Vice President and Portfolio Manager-Managing Director of the Investment Adviser from 1993 to present; portfolio manager for Kidder, Peabody & Co., Inc. prior to 1993.


LANCE B. FRASER* (December 2, 1960)-Treasurer-Director of the Investment
Adviser.


DEBORAH A. MONTICK* (December 10, 1957)-Secretary-Counsel to the Investment Adviser from 1993 to present; Associate Counsel to Kemper Financial Services, Inc. prior to 1993.


     * Interested person, as defined in the Investment Company Act, of the Fund.
COMPENSATION OF DIRECTORS. Pursuant to the terms of the Fund's investment advisory agreement with the Investment Adviser relating to the Fund (the "Investment Advisory Agreement"), the Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of the Distributor or its subsidiaries. The Fund pays each unaffiliated Director $6,000 per year plus $1,000 per meeting attended together with such Director's actual out-of-pocket expenses for each meeting that he attends. It is anticipated that each unaffiliated Director will receive aggregate compensation of approximately $12,500 from the Fund during its first fiscal year. As of the date of this Statement of Additional Information, none of the unaffiliated Directors serves on the board of another registered investment company that (a) holds itself out to the public as related to the Fund for purposes of investment or investor services or (b) has as its investment adviser the Investment Adviser or one of its affiliates.
MANAGEMENT AND ADVISORY ARRANGEMENTS
Reference is made to "Management of the Fund-Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.
The Investment Advisory Agreement provides that, subject to the direction of the Board of Directors of the Fund, the Investment Adviser is responsible for the actual management of the Fund and for the review of the Fund's holdings in light of its own research analysis and analyses from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors. The Investment Adviser supplies the portfolio managers for the Fund, who consider analyses from various sources, make the necessary investment decisions and place transactions accordingly. The Investment Adviser also is obligated to perform certain administrative and management services for the Fund and is required to provide all the office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement. As compensation for its services to the Fund, the Investment Adviser will receive from the Fund a monthly fee based on the average daily value of the Fund's net assets at an annual rate of 0.65%.
Securities held by the Fund also may be held by or be appropriate investments for other funds for which the Investment Adviser or its affiliates act as adviser or by investment advisory clients of the Investment Adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which the Investment Adviser or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.
The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Investment Adviser or the Distributor or any of their subsidiaries. The Fund pays all other expenses incurred in its operation, including redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the Custodian and Transfer Agent, directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, shareholder reports and prospectuses (except to the extent paid by the Distributor), SEC fees, accounting costs and other expenses properly payable by the Fund. To the extent accounting services are provided for the Fund by the Investment Adviser, the Fund will reimburse the Investment Adviser for its costs in connection with such services. As required by the Distribution Agreement, the Distributor will pay certain of the expenses of the Fund incurred in connection with the offering of shares of the Fund, including the expenses of printing the prospectuses and statements of additional information used in connection with the continuous offering of shares by the Fund.
DURATION AND TERMINATION. Unless earlier terminated as described below, the Investment Advisory Agreement for the Fund will remain in effect until September 30, 1998 and thereafter from year to year if approved annually
(a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice by the majority vote of the Directors or of the outstanding voting securities of the Fund or on 120 days' written notice by the Investment Adviser.
PURCHASE OF SHARES

Reference is made to "Purchase of Shares" and "Redemption of Shares" in the Prospectus for certain information as to the purchase of shares of the Fund.
The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class Y shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his or her own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.
REDUCED INITIAL SALES CHARGES
LETTER OF INTENTION. Reduced sales charges are applicable to purchases aggregating $50,000 or more of the Class A shares of the Fund made within a 13-month period starting with the first purchase pursuant to the Letter of Intention in the form provided in the Prospectus. The Letter of Intention is not a binding obligation to purchase any amount of Class A shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Transfer Agent is informed in writing of this intent within such 90-day period. The value of Class A shares of the Fund may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intention (minimum of $50,000), the investor will be notified within 20 days of the expiration of such Letter. Class A shares equal to up to 4.5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least 5.0% of the dollar amount of such Letter. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. If the amount specified in the Letter of Intention is not purchased, an appropriate number of escrowed shares will be redeemed to realize the difference between the sales charge on the Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter.
ACQUISITION OF CERTAIN INVESTMENT COMPANIES. The public offering price of Class A shares may be reduced to the net asset value per Class A share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The issuance of Class A shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objective and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).
Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments. Under such programs, the Fund realizes economies of scale and reduction of sales related expenses by virtue of familiarity with the Fund.
DISTRIBUTION PLAN
Reference is made to "Purchase of Shares-Class A Shares-Class A Distribution Plan" in the Prospectus for certain information with respect to the distribution plan for Class A shares pursuant to Rule 12b-1 under the Investment Company Act (the "Distribution Plan") with respect to the distribution fees paid by the Fund to the Distributor with respect to such class.
Payments of the distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, the Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the distribution fees paid to the Distributor. In their consideration of the Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its shareholders. The Distribution Plan further provides that so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving the Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. The Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors, or the vote of the holders of a majority of the outstanding related class of voting securities of the Fund or by the Distributor upon 60 days' written notice to the Fund. The Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any reports made pursuant to the plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.
REDEMPTION OF SHARES

Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of shares of the Fund.
The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of portfolio securities or determination of the net asset value of any Fund is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.
PORTFOLIO TRANSACTIONS

Reference is made to "Portfolio Transactions" in the Prospectus. Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is primarily responsible for the portfolio decisions of the Fund and the placing of the portfolio transactions for the Fund. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. Transactions with respect to the high yield securities in which the Fund invests may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities. The Fund has no obligation to deal with any broker in the execution of transactions for its portfolio securities.
The securities in which the Fund invests are traded primarily in the over-the-counter market. Transactions in the over-the-counter market generally are principal transactions with dealers and the costs of such transactions involve dealer spreads. With respect to over-the-counter transactions, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund will consist primarily of dealer or underwriter spreads.
Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own account, affiliated persons of the Fund, including the Distributor, may not serve as the Fund's dealer in connection with such transactions. See "Investment Objective and Policies-Investment Restrictions." However, with certain limitations, an affiliated person of the Fund may serve as its broker in over-the-counter transactions conducted on an agency basis.
The Board of Directors of the Fund has considered the possibilities of seeking to recapture for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor. For example, brokerage commissions received by the Distributor could be offset against the advisory fee payable by the Fund to the Investment Adviser. The Board will reconsider this matter from time to time. The Investment Adviser has arranged for the Fund's custodian to receive any tender offer solicitation fees on behalf of the Fund payable with respect to portfolio securities of the Fund.
PORTFOLIO TURNOVER
The Fund intends to comply with the various requirements of the Code so as to qualify as a "regulated investment company" thereunder. See "Taxes." Among such requirements is a limitation to less than 30% on the amount of gross income which the Fund may derive from gain on the sale or other disposition of securities held for less than three months. Accordingly, the Fund's ability to effect certain portfolio transactions may be limited. DETERMINATION OF NET ASSET VALUE

Reference is made to "Additional Information - Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value. Normally, the net asset value of the shares of the Fund is determined once daily Monday through Friday as of 4:00 p.m., New York time, on each day during which the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund also will determine its net asset value on any day in which there is sufficient trading in its portfolio securities that the net asset value might be affected materially, but only if on any such day the Fund is required to sell or redeem shares. The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees and distribution fees, are accrued daily. The per share net asset value of the Class A shares of the Fund generally will be lower than the per share net asset value of the Class Y shares of the Fund reflecting the daily expense accruals of the distribution or shareholder service fees applicable with respect to the Class A shares. It is expected, however, that the per share net asset value of the two classes will tend to converge immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.
Market and fair values of the Fund's portfolio securities are determined as follows:
     ofor bonds and other fixed income securities, as determined by an independent pricing service;
     ofor short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost;
     ofor equity securities, according to the last sale price on a national securities exchange, if applicable;
     oin the absence of recorded sales for listed equity securities, according to the mean between the last closing bid and asked prices; ofor unlisted equity securities, latest bid prices; or ofor all other securities, at fair value as determined in good faith by the Directors.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may reflect: institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.
The Fund will value futures contracts at their market value established by the exchanges at the close of options trading on such exchanges unless the Directors determine in good faith that another method of valuing option positions is necessary.
Over-the-counter put options will be valued at the mean between the bid and asked prices. Covered call options will be valued at the last sale price on the national exchange on which such option is traded. Unlisted call options will be valued at the latest bid price as provided by brokers. OPTION ACCOUNTING PRINCIPLES. When a Fund sells an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of such liability will be subsequently marked to market to reflect the current market value of the option written. If current market value exceeds the premium received there is an unrealized loss; conversely, if the premium exceeds current market value there is an unrealized gain. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option will be extinguished. If an option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of sale are increased by the premium originally received.
SHAREHOLDER SERVICES

A number of shareholder services and investment plans are available which are designed to facilitate investment in the Fund's shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Transfer Agent.
Automatic Reinvestment of Dividends and Capital Gains Distributions
All dividends and capital gains distributions of the Fund are reinvested automatically in full and fractional shares of the Fund, at the net asset value per share next determined on the ex-dividend date of such dividend or distribution. A shareholder may, at any time, by written notification to the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions paid in cash.
SYSTEMATIC REDEMPTION AND AUTOMATIC INVESTMENT PLANS
A Class A or Class Y shareholder may elect to receive systematic redemption payments from his or her Investment Account in the form of payments by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis.
TAXES

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A and Class Y shareholders (together, the "shareholders"). The Fund intends to distribute all of such income.
Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares.
Any loss upon the sale or exchange of Fund shares held for one year or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).
Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.
Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.
To the extent the Fund invests in securities issued by issuers in foreign countries, dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.
Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.
No gain or loss will be recognized on the conversion of Class A shares into Class Y shares in the circumstances described in the Prospectus. A shareholder's basis in the shares acquired will be the same as such shareholder's basis in the shares converted, and the holding period of the acquired shares will include the holding period for the converted shares. If a shareholder exercises an exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund on the exchanged shares reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.
A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.
The Fund will invest in securities rated in the lower rating categories of nationally recognized rating organizations, and in unrated securities ("junk bonds" or "high yield securities"), as described in the Prospectus. Some of these high yield securities may be purchased at a discount and may therefore cause the Fund to accrue and distribute income before amounts due under the obligations are paid. In addition, a portion of the interest payments on such high yield securities may be treated as dividends for Federal income tax purposes; in such case, if the issuer of such high yield securities is a domestic corporation, dividend payments by the Fund will be eligible for the dividends received deduction to the extent of the deemed dividend portion of such interest payments.
TAX TREATMENT OF OPTIONS AND FUTURES TRANSACTIONS
The Fund may write, purchase or sell options and futures. Options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, unless an election is available to the Fund or an exception applies, options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, may not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest or currency exchange rates with respect to its investments.
Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in options and futures contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in options and futures contracts.
One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting closing transactions within three months after entering into an options or futures contract.
The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.
Ordinary income and capital gain dividends may also be subject to state and local taxes.
Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax.
Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.
PERFORMANCE DATA

From time to time, the Fund may include its average total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures will be based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A and Class Y shares of the Fund in accordance with formulae specified by the SEC.
Average annual total return quotations for the Fund for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A shares.
The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return since the aggregate rates of return reflect compounding over a longer period of time. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate the effect of such total return on a hypothetical $1,000 investment in a Fund at the beginning of each specified period.
Yield quotations for the Fund will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding in the Fund during the period that were entitled to receive dividends multiplied by the maximum offering price/net asset value per share of the Fund on the last day of the period.
Total return figures and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's holdings, operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
On occasion, the Fund may compare its performance to that of the Merrill Lynch High Yield Master Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period. GENERAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS
Reference is made to "Additional Information-Dividends and Distributions" in the Prospectus.
DESCRIPTION OF SHARES
The Fund is the only existing series of Battery Park Funds, Inc. (the "Company"), a series-type investment company incorporated under Maryland law on June 4, 1996. The Company has an authorized capital of 200,000,000 shares of common stock, par value $0.001 per share, of which 50,000,000 shares are initially classified as one series, namely the Fund, consisting of two classes, designated Class A and Class Y Common Stock, each of which consists of 25,000,000 shares, and the remainder of 150,000,000 shares are not classified as to any class or series. Shares of Class A and Class Y Common Stock represent interests in the same assets of the Fund and are identical in all respects except that the Class A shares bear certain expenses related to the distribution associated with such shares. Class A shareholders each have exclusive voting rights with respect to matters relating to expenditures made under that class's Rule 12b-1 plan, as applicable.
Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act upon election of Directors. The By-laws of the Company provide that a special meeting of shareholders may be called for any purpose on the written request of the holders of at least 10% of the outstanding shares of the Fund. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the Transfer Agent only on specific request. Certificates for fractional shares are not issued in any case.


COMPUTATION OF OFFERING PRICE PER SHARE
An illustration of the computation of the initial offering price for Fund shares, based on the projected value of the Fund's estimated net assets and projected number of shares outstanding on the date its shares are first offered for sale to public investors is as follows:
          Class A        Class Y
Net Assets          $50,000        $50,000
Number of Shares Outstanding       5,000     5,000
Net Asset Value Per Share (net assets divided
  by number of shares outstanding)      $10.00    $10.00
Sales Charge (4.50% on Class A only; 4.71%
  of amount invested)         $  .47    $  --
Offering Price $10.47    $10.00
INDEPENDENT AUDITORS
Deloitte & Touche LLP, 2500 One PPG Place, Pittsburgh, PA 15222-5401, has been selected as the independent auditors of the Fund.
CUSTODIAN
The Bank of New York, 48 Wall Street, New York, NY 10286, acts as Custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.
TRANSFER AGENT
Federated Shareholder Services Company, Federated Investors Tower, Pittsburgh, PA 15222-3775, acts as the Fund's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund-Transfer Agency Services" in the Prospectus.
LEGAL COUNSEL
Brown & Wood LLP, One World Trade Center, New York, NY 10048-0557, is counsel for the Fund.
REPORTS TO SHAREHOLDERS
The fiscal year of the Fund ends on September 30 of each year. The Fund will send to its shareholders at least semiannually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each calendar year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.
ADDITIONAL INFORMATION
The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto which the Fund has filed with the SEC, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act, to which reference is hereby made.


INDEPENDENT AUDITORS' REPORT

To the Board of Directors of the BATTERY PARK FUNDS, INC.
  and the Shareholder of BATTERY PARKSM HIGH YIELD FUND:
We have audited the accompanying statement of assets and liabilities of Battery ParkSM High Yield Fund as of September 19, 1996. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Battery ParkSM High Yield Fund as of September 19, 1996, in conformity with generally accepted accounting principles.
Deloitte & Touche LLP
Pittsburgh, Pennsylvania
October 2, 1996


                          BATTERY PARK HIGH YIELD FUND
                                    OF
                         BATTERY PARK FUNDS, INC.
                    STATEMENT OF ASSETS AND LIABILITIES
                            SEPTEMBER 19, 1996

Assets:
Cash      $    100,100
LIABILITIES:             --
Net Assets for 10,010 shares of common stock outstanding         $
     100,100
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class Y Shares:
$100,000 , 10,000 shares of common stock outstanding        $    10.00
Class A Shares:
$100 , 10 shares of common stock outstanding      $    10.00
     Offering Price Per Share
     ($10.00 x 100/95.5)      $    10.47

NOTES TO THE STATEMENT OF ASSETS AND LIABILITIES
Battery ParkSM High Yield Fund (the "Fund") is the only existing series of Battery Park Funds, Inc. (the "Company") which was organized as a Maryland corporation on June 4, 1996 and has had no operations since that date other than those relating to organizational matters, including the issuance on September 19, 1996, of 10,010 shares of common stock @ $10.00 per share to Nomura Corporate Research and Asset Management Inc. (the "Investment Adviser"). The Company is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund has entered into an Investment Advisory Agreement (the "Investment Advisory Agreement") with the Investment Adviser and a distribution agreement (the "Distribution Agreement") with Nomura Securities International, Inc. (the "Distributor"). See "Management and Advisory Arrangements" in the Statement of Additional Information. Prepaid registration fees are charged to income as the related shares are issued. Expenses of organization incurred by the Fund, estimated at $230,000, were borne initially by the Investment Adviser. Deferred organization expenses will be amortized over a period from the date the Fund commences operations not exceeding five years. In the event that the Investment Adviser (or any subsequent holder) redeems any of its original shares prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Fund is liquidated prior to the end of the five-year period, the Investment Adviser (or any subsequent holder) shall bear the unamortized deferred organization expenses. Certain officers and/or directors of the Fund are officers and/or directors of the Investment Adviser and/or Distributor.



PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

          (a)  Financial Statements (filed in Part A)

          (b)  Exhibits:
               (1)  (i)  Conformed copy of Articles of Incorporation of
                         the Registrant; (2)
                    (ii) Conformed copy of Articles of Amendment to the
                         Articles of Incorporation; (2)
               (2)  (i)  Copy of By-Laws of the Registrant; (1)
                    (ii) Copy of Amended By-Laws of the Registrant; (2)
               (3)  Not Applicable
               (4)  (i)  Portion of the Articles of Incorporation and
                         By-Laws of the Registrant defining the rights
                         of shareholders; (3)
                    (ii) Copy of Class A Specimen Share Certificate; (3)
                    (iii)..........Copy of Class Y Specimen Share
                    Certificate; (3)
               (5) Conformed copy of Investment Advisory Agreement of the Registrant; (3)
               (6)  Conformed copy of Distribution Agreement of the
                    Registrant; (3)
               (7)  Not Applicable.
               (8)  Conformed copy of Custody Agreement of the Registrant;
                    (3)
               (9) (i)Conformed copy of Agreement For Fund Accounting Services, Administrative Services and Transfer Agency Services of the Registrant; (3)
                    (ii)...........Conformed copy of License Agreement of
                    the Registrant; (3)
               (10) Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered; (3)
               (11) Conformed copy of Consent of Independent Public
                    Accountants; (3)
               (12) Not Applicable.
               (13) Conformed copy of Certificate of Initial Capital
                    Understanding; (3)
               (14) Not Applicable.
               (15) Conformed copy of Distribution Plan; (3)
               (16) (i)  Copy of Schedule of Computation of Fund
                    Performance Data for Class A shares;+
                    (ii) Copy of Computation of SEC Yield for Class A
                    shares;+
                    (iii)..........Copy of Schedule of Computation of Fund
                    Performance Data for Class Y shares;+.
                    (iv) Copy of Computation of SEC Yield for Class Y
                    shares;+
               (17) Copy of Financial Data Schedules; +
               (18) Conformed copy of Multiple Class Plan; (3)
               (19) Conformed copy of Power of Attorney. +
+    All Exhibits have been filed electronically.
1. Response is incorporated by reference to Registrant's Initial Registration Statement on Form N1-A filed June 19, 1996 (File Nos. 33-7805 and 811-7675).
2. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 1 on Form N1-A filed September 20, 1996 (File Nos. 33-7805 and 811-7675).
3. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 2 on Form N1-A filed October 10, 1996 (File Nos. 33-7805 and 811-7675).


Item 25.  Persons Controlled by or under Common Control with the
                                   Registrant:

          None.

Item 26.  Number of Holders of Securities:

                                        Number of Record Holders
          Title of Class                as of April 14, 1997

          Class A shares                       79
          Class Y shares                       10

Item 27.  Indemnification: (3)

Item 28.  Business and Other Connections of the Investment Adviser:

          For a description of the other business of the investment adviser, see the sections entitled `The Investment Adviser'' and `Management of the Fund'' in Part A. The address of the investment adviser is 2 World Financial Center, Building B, New York, New York 10281-1198.

          Set forth below is a list of each executive officer and partner of the investment adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 30, 1994, for his or its own account or in the capacity of director, officer, partner or trustee.

                                              Other Substantial
                    Business,
                    Position(s) with          Profession, Vocation
Name                Investment Adviser        or Employment

Robert Levine       President and Chief       Executive
                    Executive Officer         Managing
                                              Director,
                                              Nomura Holding
                                              America Inc.

Richard A. Buch     Managing Director         None

Lance B. Fraser     Director                  None

Steven Sorensen     Director                  Director of
                    Institutional
                                              Services,
                    Neuberger & Berman

3. Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 2 on Form N1-A filed October 10, 1996 (File Nos. 33-7805 and 811-7675).


Item 29.  Principal Underwriters:

     (a)The Registrant's principal underwriter, Nomura Securities
       International, Inc. also serves as principal underwriter for Nomura
        Pacific Basin Fund, Inc.

     (b)Set forth below is information concerning each director and officer of the distributor. The principal business address of each such person is 2 World  ..........Financial Center, Building B, New
       York, New York 10281-1198.

       (1)                      (2)                   (3)
Name and Principal        Positions and Offices Positions and Offices
 Business Address            With Underwriter               With Registrant


Michael A. Berman      Co-President and Co-Chief     Director
                     Executive Officer

Hiroshi Tsujimura      Co-President and Co-Chief       None
                       Executive Officer

John E. Toffolon, Jr.  Chief Financial Officer             None
                       and Executive Managing Director

William Wraith, Jr.    Chief Operating Officer             None
                       and Executive Managing Director

Ira L. Sorkin          Chief Legal Officer and             None
                       Executive Managing Director
William B. Aimetti     Executive Managing Director     None

William T. Maitland    Executive Managing Director     None

Mark W. McGauley       Executive Managing Director     None

Ethan Penner           Executive Managing Director     None

Lawrence J. Pomerantz  Executive Managing Director     None

Joseph D. Schmuckler   Executive Managing Director     None

Atsuki Yoshikama       Executive Managing Director     None

Arthur S. Ainsberg     Independent Director                      None

          (c)  Not applicable.

Item 30.  Location of Accounts and Records:

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant                                2 World Financial Center
                                          Building B
                                          New York, NY 10281-1198

Federated Shareholder Services Company    Federated Investors Tower
(`Transfer Agent and Dividend                Pittsburgh, PA  15222-3779
Disbursing Agent')

Federated Services Company                   Federated Investors Tower
(`Administrator'')                        Pittsburgh, PA  15222-3779

Nomura Corporate Research and Asset          2 World Financial Center
Management Inc.                           Building B
(`Adviser'')                              New York, NY 10281-1198

The Bank of New York                      48 Wall Street
(`Custodian'')                            New York, NY 10286

Item 31.  Management Services:

          Other than as set forth under the caption "Management of the Fund-Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund-Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management-related service contract.

Item 32.  Undertakings:

          Registrant hereby undertakes to furnish each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, BATTERY PARK FUNDS, INC., certifies that it meets all of the reqiurements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registratioon Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 30th day of April, 1997.

                         BATTERY PARK FUNDS, INC.

                    By: /s/Gail Cagney
                    Gail Cagney, Assistant Secretary
                    Attorney in Fact for Roberty Levine
                    April 30, 1997

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated.

NAME                   TITLE                   DATE

By:/s/Gail Cagney      Attorney in Fact        April 30, 1997
   Gail Cagney         for the Persons
   ASSISTANT SECRETARY Listed Below
NAME                   TITLE
/s/Robert Levine       Chairman, President
Robert Levine          and Director (Chief
                       Executive Officer)
/s/Lance B. Fraser     Treasurer
Lance B. Fraser        (Principal Financial
                       and Accounting Officer)
/s/Michael A. Berman   Director
Michael A. Berman
/s/John Fitting, Jr.   Director
John Fitting, Jr.

/s/Francis L. Fraenkel Director
NAME                   TITLE
Francis L. Fraenkel

/s/Frank K. Reilly     Director
Frank K. Reilly